UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:
811-4570

Name of Registrant:
Vanguard New York Tax-Free Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2008 – November 30, 2009

Item 1: Reports to Shareholders

Vanguard New York Tax-Exempt Funds
Annual Report

November 30, 2009

Vanguard New York Tax-Exempt Money Market Fund
Vanguard New York Long-Term Tax-Exempt Fund

> Vanguard New York Tax-Exempt Money Market Fund returned 0.36% for the 12 months ended November 30, 2009, a record low that nevertheless exceeded the average return of its peer group.

> Investor Shares of Vanguard New York Long-Term Tax-Exempt Fund returned 13.26%, a 14-year high that outpaced the return of the fund’s benchmark index but trailed the average return of its peer group.

> The long-term municipal bond market roared back from a loss in fiscal 2008 to a double-digit gain in fiscal 2009.

Contents
Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	9
Results of Proxy Voting	12
New York Tax-Exempt Money Market Fund	14
New York Long-Term Tax-Exempt Fund	32
About Your Fund’s Expenses	56
Glossary	58

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2009
			Ticker	Total
			Symbol	Returns
Vanguard New York Tax-Exempt Money Market Fund			VYFXX	0.36%
7-Day SEC Yield: 0.11%
Taxable-Equivalent Yield: 0.18%[1]
New York Tax-Exempt Money Market Funds Average[2]				0.24

Vanguard New York Long-Term Tax-Exempt Fund
Investor Shares			VNYTX	13.26%
30-Day SEC Yield: 3.32%
Taxable-Equivalent Yield: 5.48%[1]
Admiral™ Shares[3]			VNYUX	13.35
30-Day SEC Yield: 3.40%
Taxable-Equivalent Yield: 5.62%[1]
Barclays Capital 10 Year Municipal Bond Index				12.67
New York Municipal Debt Funds Average[2]				16.23

Your Fund’s Performance at a Glance
November 30, 2008–November 30, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
Share Price		Share Price	Dividends	Gains
Vanguard New York Tax-Exempt Fund
Money Market	$1.00	$1.00	$0.004	$0.000
Long-Term
Investor Shares	$10.13	$11.01	$0.442	$0.000
Admiral Shares	10.13	11.01	0.451	0.000

1 This calculation, which assumes a typical itemized tax return, is based on the maximum federal tax rate of 35% and the maximum State of New York income tax rate. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.
2 Derived from data provided by Lipper Inc.
3 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

President’s Letter

Dear Shareholder:

The Vanguard New York Tax-Exempt Funds performed well in fiscal-year 2009, a period that began amid fears about the viability of the nation’s financial institutions and a related plunge in municipal bond prices. As the year progressed, government rescue programs began to take hold, accompanied by a rally in municipal bonds.

Simultaneously, New York and other states grappled with the disruption in revenues brought about by the worst economic slump since the Great Depression, including an unemployment rate that climbed to about 9% in New York State. Fears of defaults (generally unwarranted, in our view) were in the air.

The New York Long-Term Tax-Exempt Fund fully participated in the national muni bond market rally. The fund’s Investor Shares returned 13.26%, nearly a record high. Rising bond prices go hand-in-hand with declining yields: As of November 30, 2009, the long-term fund’s Investor Shares yielded 3.32%, down from 4.47% a year earlier.

Money market funds faced a different dynamic, including aggressive actions by the Federal Reserve that drove down short-term interest rates. The New York Tax-Exempt Money Market Fund returned 0.36% for the fiscal year, a record low. The fund’s ending yield was a barely perceptible 0.11%, down from 1.10% a year earlier.

On a taxable-equivalent basis, the yield of each fund was higher, as shown on page 1. Note: The funds are permitted to invest in securities whose income is subject to the alternative minimum tax. As of November 30, the Long-Term Fund owned no securities that would generate income distributions subject to the AMT. The Money Market Fund did.

For bonds, a period of panic was followed by robust returns
Volatility was a theme in the fixed income market over the 12 months ended November 30. At the peak of the credit crisis in late 2008, investors shunned just about any security not issued by the U.S. Treasury. This stampede to quality led to the widest gap between the very low yields of Treasuries and the much higher yields of corporate bonds since the Great Depression. The crisis also rattled the municipal bond market, sending muni bond yields above those of Treasury bonds—a reversal of the typical relationship.

In early spring, “green shoots” began to emerge—signs that aggressive fiscal and monetary policies were getting the global economy back on its feet. Investors regained their appetite for risk, and then some: Not only did they propel the stock market to an amazingly strong rebound, but many sought out the riskiest bonds in the credit markets. For the 12 months, taxable and municipal bonds each notched double-digit results, returning about 12% and 14%, respectively.

Market Barometer
		Average Annual Total Returns
		Periods Ended November 30, 2009
	One Year	Three Years	Five Years
Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	11.63%	6.40%	5.49%
Barclays Capital Municipal Bond Index	14.17	4.17	4.50
Citigroup 3-Month Treasury Bill Index	0.20	2.36	2.91

Stocks
Russell 1000 Index (Large-caps)	27.38%	–5.71%	1.02%
Russell 2000 Index (Small-caps)	24.53	–8.36	–0.46
Dow Jones U.S. Total Stock Market Index	28.06	–5.55	1.24
MSCI All Country World Index ex USA (International)	47.13	–2.73	6.75

CPI
Consumer Price Index	1.84%	2.40%	2.52%

Shorter-term savings vehicles, including money market funds, didn’t fare as well. They became casualties of the Fed’s dramatic cuts in short-term interest rates and other policies that pumped up the money supply, all intended to nurse the economy, markets, and banks back to health. In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The target has stayed there ever since. After its meeting in early November, the Fed said it expected to maintain the target at this level “for an extended period.”

Stock markets worldwide produced double-digit returns
U.S. stocks posted unusually large gains as the steep losses suffered during the first few months of the fiscal year were erased by the rally that began in March. The stock market’s rebound seemed to anticipate an improvement in the broader economy, which began to show signs of growth in the second half of the period.

The story was similar in many international markets: They collapsed in late 2008 and early 2009, then rebounded at a startling rate. The recovery was especially swift and powerful in emerging markets, many of which came out of the financial crisis in relatively better fiscal and economic shape than their developed-market counterparts.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer-Group
New York Tax Exempt Fund	Shares	Shares	Average
Money Market	0.17%	—	0.60%
Long-Term	0.20	0.12%	1.07

1 The fund expense ratios shown are from the prospectus dated March 27, 2009, and represent estimated costs for the current fiscal year based on the funds’ net assets as of the prospectus date. For the fiscal year ended November 30, 2009, the New York Tax-Exempt Money Market Fund’s expense ratio was 0.17%. The New York Long-Term Tax-Exempt Fund’s expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares. The peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2008. Peer groups are: for the New York Tax-Exempt Money Market Fund, New York Tax-Exempt Money Market Funds, and for the New York Long-Term Tax-Exempt Fund, New York Municipal Debt Funds.

Despite the strong performance seen since March, the longer-term returns of most stock market indexes bear witness to the trials suffered by many investors in the not-so-distant past. Over the past three years, for example, both U.S. and international stock indexes have declined. Five-year annualized returns for U.S. stocks as of November 30 were mostly positive, but far from impressive. Stock markets abroad fared better over this longer period, posting average annual returns of almost 7%.

Fear, the Fed, and a rally put a squeeze on yields
Fiscal 2009 was a period of falling yields for tax-exempt securities. However, the primary factors behind the slide in yields for short-term securities differed from those affecting longer-term tax-exempt bonds.

Because money market investments are extremely sensitive to changes in short-term interest rates, the New York Tax-Exempt Money Market Fund’s yield dwindled all year in response to the Fed’s rate-cutting policy. Further abetting the downward trend was strong market demand for low-risk, liquid assets at the height of the financial panic.

By November 30, the Money Market Fund’s yield was down to 0.11%, compared with 1.10% a year earlier. For the 12 months, the fund returned 0.36%, its lowest return since its inception in 1997. The good news—on a relative basis, to be sure—is that the fund’s return was significantly higher than that of its competitive peers, a consequence primarily of the fund’s low expense ratio.

Total Returns
Ten Years Ended November 30, 2009
	Average Annual Return
	Vanguard	Peer-Group
New York Tax-Exempt Fund	Fund	Average[1]
Money Market	2.16%	1.75%
Long-Term Investor Shares	5.43	4.57

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost.

1 Peer groups are: for the New York Tax-Exempt Money Market Fund, New York Tax-Exempt Money Market Funds, and for the New York Long-Term Tax-Exempt Fund, New York Insured Municipal Debt Funds through March 31, 2002, and New York Municipal Debt Funds thereafter. Peer-group returns are derived from data provided by Lipper Inc.

Investment insight

A historical yield pattern has reasserted itself
Atypical times can upend typical relationships. At the start of the fiscal year, municipal securities generally offered higher pre-tax yields than taxable Treasuries—an inversion of the historical relationship. A variety of investor fears about the financial outlook drove demand for Treasuries up and their yields down, while market turmoil was doing the opposite for municipal bonds. Munis have usually yielded less than Treasuries, because their interest income is generally exempt from federal taxes. As the period progressed, Treasury yields rose and muni yields declined—returning to the more usual relationship in the spring.

In the longer-term portion of the tax-exempt market, yields declined and prices rose because of a rally that took hold early in the year and didn’t let up. The yield of the New York Long-Term Tax-Exempt Fund’s Investor Shares fell to 3.32% on November 30 from 4.47% a year earlier.

The rally got its start early in the fiscal year when the credit-market crisis put extreme pressure on certain institutional investors to raise capital in a hurry. The resulting forced sales of municipal bonds drove prices down to levels that would prove attractive to later investors. Yields on munis rose accordingly, even climbing above those of Treasuries (see the chart on this page). As investors’ appetite for risk grew, the combination of relatively low prices and high yields contributed to strong muni demand.

Also helping to boost prices was a decline in supply. Issuance of tax-exempt bonds dropped as states and municipalities turned to the newly created Build America Bonds; such bonds were offered, for example, by issuers as varied as the New York Metropolitan Transit Authority and the Dormitory Authority of the State of New York. The new bonds, whose interest payments are taxable, are one element of the federal economic stimulus package and were designed to subsidize states’ and local governments’ borrowing costs.

(The stimulus program also included direct payments to states and local governments, another factor that reduced bond supply.)

In this environment, the New York Long-Term Tax-Exempt Fund’s Investor Shares returned 13.26%, its highest return since fiscal-year 1995 and slightly ahead of the 12.67% return of its benchmark index. The fund trailed the 16.23% average return of peer-group funds, a consequence of the higher-risk flavor of the bond rally: Portfolios of bonds with lower credit quality (resulting in a higher risk of default) and longer duration (resulting in more volatility in response to interest-rate changes) did best. The New York fund’s average duration is shorter than that of its peers, and it emphasizes higher-quality bonds.

Diligent analysis underlies our solid long-term results
Current economic signals seem to point to renewed growth for the nation as a whole, but it’s likely that the finances of states and municipalities will be slower to recover. The next couple of years will remain challenging for New York and other states.

For municipal bond investors, this means that it will be of paramount importance to closely monitor the financial strength of issuers. Fortunately, that is what Vanguard Fixed Income Group’s team of seasoned credit analysts routinely does.

The team brings an informed skeptic’s view to the task: Its analyses are independent of those published by rating agencies, and include not only issues being considered for purchase but those already owned by the funds. Our analysts believe that concerns about possible defaults by issuers of tax-exempt securities in New York, and in other states represented in Vanguard’s tax-exempt portfolios, are generally unwarranted.

As investment advisor to the New York Tax-Exempt Funds, the Fixed Income Group seeks to maintain low-cost portfolios of high-quality, liquid assets with a level of interest risk generally in line with that of their respective market segments.

This strategy, together with the advisor’s diligent credit analysis, has served our shareholders well over the long term. As you can see in the table on page 5, for the ten-year period ended November 30, 2009, both the New York Tax-Exempt Money Market Fund and the New York Long-Term Tax-Exempt Fund outpaced the average returns of peer-group funds.

The higher the costs, the higher the hurdle
Costs are an important factor in any fund’s performance, but they’re critical in fixed income investing because bond returns fall within a narrower range than stock returns. This simple fact provides two interrelated advantages for skilled bond-fund managers who have the advantage of low costs. They have a lower hurdle to overcome in seeking to produce competitive performance, because expenses are deducted directly from returns. And they needn’t pursue higher-risk strategies in an effort to overcome the drag from higher costs.

As you can see in the table on page 4, our funds’ costs are far below the norm for their peers. And while our commitment to keeping your costs low is unwavering, the money market fund’s expense ratio nevertheless rose by about 6 basis points during the past year. The increase largely reflected the cost of participating in the U.S. Treasury’s Temporary Guarantee Program. This program was established in late 2008, as turmoil in short-term debt markets raised concern about the stability of money market mutual funds. Markets soon stabilized, and the Treasury allowed the program to expire in September 2009.

Investing in funds that have low costs and skilled management is just one step in the journey toward meeting your investment goals. Investors should take into account not only that markets fluctuate, but also that different markets—stocks and bonds, for example—often fluctuate differently from each other.

That is why we recommend that investors balance their portfolios among different asset classes, and diversify within those classes, based on their unique goals, time horizon, and tolerance for risk.

On another matter, I would like to inform you that on January 1, 2010, we will complete a leadership transition that began in March 2008. I will succeed Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor.

Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
December 10, 2009

Advisor’s Report

For the fiscal year ended November 30, 2009, Vanguard New York Tax-Exempt Money Market Fund returned 0.36%, ahead of the average return of its peer group. The New York Long-Term Tax-Exempt Fund returned 13.26% for Investor Shares and 13.35% for Admiral Shares—showing just how far and fast the bond market recovered from the dark days of 2008 and early 2009 when credit was essentially frozen. The long-term fund’s return was slightly ahead of that of its diversified Barclays Capital index benchmark but behind the average return of competing funds.

The investment environment
In the past 12 months we have seen a significant rebound in the municipal bond market. The fiscal year began in December amid a seemingly desperate crisis: Major financial firms had imploded; the credit markets were frozen; hedge funds and closed-end funds were unloading high-quality assets, including municipal bonds, at fire-sale prices to meet collateral requirements; and investors were fleeing securities with any hint of risk for the perceived safety of U.S. Treasury securities.

By early 2009, federal government and Federal Reserve initiatives aimed at combating the financial crisis and the intertwined economic slump started gaining some traction. The banks and brokerage firms that underwrite municipal issues and facilitate liquidity began to operate normally once again, helping to stabilize the muni market. And munis’

Yields of Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2008	2009
2 years	2.13%	0.61%
5 years	2.93	1.50
10 years	4.02	2.78
30 years	5.38	4.28

depressed prices began to attract buyers, helping to fuel a rally that continued for the remainder of the year. Toward the end of the fiscal year, tax-free bond yields had fallen (and prices risen) to levels not seen for four decades.

Prices also got a boost from the shortage of traditional tax-exempt securities. After the yields demanded by muni investors became exceptionally high in early 2009, many municipal borrowers began shifting a significant portion of their issuance to a new and lower-cost type of municipal bond—the subsidized and taxable Build America Bond. These bonds were created as part of the federal government’s stimulus package (signed into law in February). They are intended to encourage investment in public infrastructure and to help state and local governments, as well as other municipal issuers, meet their financing needs.

Although Build America Bonds may not have become a household name yet, these bonds’ impact on the municipal bond market should not be underestimated. From April—when the first such bond was issued—through November 2009, more than $55 billion of taxable Build America Bonds were issued across the United States. In October alone, about one-third of all new municipal bond issues were taxable, and most of those were Build America Bonds. Because these bonds siphoned off some of the potential supply of new tax-exempt bonds, investors seeking traditional munis found their prices being bid up.

Still, tax-exempt bonds represented close to 80% of the almost $373 billion of muni issues sold nationwide in 2009 through November. And the total value of new municipal issues—including taxable bonds—appeared on track to exceed $400 billion in calendar year 2009, which would join 2005 and 2007 in the $400 billion-plus record book. In New York, for the fiscal year, a total of $40.1 billion of municipal bonds were issued (including $5.8 billion of Build America Bonds), down from a total of $42.2 billion last year, but up from $34.6 billion in fiscal 2007.

As economic conditions improved during the year, investors sought out higher yields—by moving out of money market securities into longer-term bonds and by taking on more credit risk. Indeed, with state and local finances remaining shaky throughout the period, it was the market’s shift toward risk that led to a narrowing of the yield gap between lower-quality municipals and U.S. Treasuries.

In this environment, lower-quality bonds performed best in both the taxable and municipal markets—generally creating headwinds for Vanguard funds because of our focus on quality.

Management of the funds
The economic slump and high unemployment at the national level have translated into historic budget challenges for states and municipalities, leading them to resort to a variety of measures—cutting spending, increasing taxes and fees, and tapping into reserves—to help meet their fiscal needs. In New York, which continues to struggle, these steps have included spending reductions in a variety of areas: Among the hardest-hit have been the State University of New York and the Department of Correctional Services. Federal stimulus payments—especially crucial in New York’s case—have also helped states meet their fiscal needs.

In anticipation of the market’s recovery, we increased the funds’ exposure to lower-quality securities, while maintaining our overall emphasis on securities with high credit quality. Indeed, compared with the funds’ peer groups, our allocations to lower-rated issues remain quite modest.

The funds’ interest rate positioning, as measured by their average weighted durations, had no meaningful impact on performance relative to benchmark indexes.

Outlook
We expect slow and stable economic growth to continue. Although the ultimate strength and pace of the recovery are open to question, the muni market has clearly priced out depression and priced in recovery. And, while we expect the Federal Reserve to keep interest rates low, we will be closely watching for any serious uptick in inflation. If inflation becomes a concern, we are prepared to act quickly. As the economic expansion proceeds, yield spreads between lower-risk and higher-risk bonds should continue to tighten, albeit at a more moderate pace.

At the state and local levels, we do not expect any immediate respite from financial stress. If the historical pattern holds, fiscal pressure on state and local governments will continue for the next few years. Changes in the financial picture of municipal bond issuers tend to lag the broader economic cycle by one to two years. As we usually do, we will continue to independently monitor developments in New York and nationally and closely analyze the finances of the muni issuers. We strive to make sure that any financial pressure or problems of issuers won’t become the problems of the shareholders in our funds.

Kathryn T. Allen, Principal, Portfolio Manager

Michael G. Kobs, Portfolio Manager

Christopher W. Alwine, CFA
Principal and Head of Municipal Money Market and Municipal Bond Groups

Vanguard Fixed Income Group

December 18, 2009

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*
The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

New York Tax-Exempt Money Market Fund, New York Long-Term Tax-Exempt Fund
			Percentage
Trustee	For	Withheld	For
John J. Brennan	2,762,956,988	159,830,073	94.5%
Charles D. Ellis	2,742,641,854	180,145,207	93.8%
Emerson U. Fullwood	2,739,244,245	183,542,816	93.7%
Rajiv L. Gupta	2,758,556,417	164,230,645	94.4%
Amy Gutmann	2,749,937,504	172,849,558	94.1%
JoAnn Heffernan Heisen	2,749,114,473	173,672,588	94.1%
F. William McNabb III	2,766,758,277	156,028,784	94.7%
André F. Perold	2,767,318,882	155,468,179	94.7%
Alfred M. Rankin, Jr.	2,769,165,788	153,621,273	94.7%
Peter F. Volanakis	2,749,161,067	173,625,994	94.1%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
New York Tax-Exempt Money Market Fund
2a	2,484,393,869	52,242,336	155,212,719	58,579,374	90.3%
2b	2,443,674,247	60,472,940	187,701,738	58,579,374	88.8%
2c	2,422,003,483	53,032,459	216,812,982	58,579,374	88.1%
2d	2,417,765,814	67,038,995	207,044,116	58,579,374	87.9%
2e	2,415,324,253	57,653,912	218,870,760	58,579,374	87.8%
2f	2,485,734,856	53,564,398	152,549,670	58,579,375	90.4%
2g	2,474,237,238	54,922,593	162,689,095	58,579,373	90.0%

New York Long-Term Tax-Exempt Fund
2a	145,868,056	4,110,373	7,713,672	14,666,662	84.6%
2b	145,395,649	4,503,443	7,793,009	14,666,662	84.4%
2c	141,694,667	4,311,563	11,685,870	14,666,662	82.2%
2d	142,987,991	4,836,720	9,867,391	14,666,661	83.0%
2e	142,245,973	4,071,734	11,374,393	14,666,662	82.5%
2f	143,585,704	5,577,203	8,529,194	14,666,662	83.3%
2g	146,146,573	4,412,492	7,133,036	14,666,662	84.8%

New York Tax-Exempt Money Market Fund

Fund Profile
As of November 30, 2009

Financial Attributes

Yield[1]	0.1%
Average Weighted Maturity	33 days
Average Quality[2]	MIG-1
Expense Ratio[3]	0.17%

Distribution by Credit Quality[4] (% of portfolio)

MIG-1/A-1+/SP-1+/F-1+	87.4%
P-1/A-1/SP-1/F-1	12.6

1 7-day SEC yield. See the Glossary.
2 Moody’s Investors Service.
3 The expense ratio shown is from the prospectus dated March 27, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended November 30, 2009, the fund’s expense ratio was 0.17%.
4 Ratings: Moody’s Investors Service, Standard & Poor’s, Fitch.

New York Tax-Exempt Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: November 30, 1999–November 30, 2009
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended November 30, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
New York Tax-Exempt Money Market Fund[1]	0.36%	2.34%	2.16%	$12,380
New York Tax-Exempt
Money Market Funds Average[2]	0.24	1.94	1.75	11,895

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend information.

New York Tax-Exempt Money Market Fund

Fiscal-Year Total Returns (%): November 30, 1999–November 30, 2009
		Peer-Group
		Average[1]
Fiscal	Total	Total
Year	Return	Return
2000	3.9%	3.4%
2001	2.8	2.4
2002	1.3	0.9
2003	0.9	0.5
2004	1.0	0.6
2005	2.2	1.7
2006	3.3	2.8
2007	3.6	3.1
2008	2.3	1.9
2009	0.4	0.2
7-Day SEC yield (11/30/2009): 0.11%

Average Annual Total Returns: Periods Ended September 30, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
New York Tax-Exempt Money Market Fund[2]	9/3/1997	0.72%	2.39%	2.21%

1 Average returns for New York Tax-Exempt Money Market Funds are derived from data provided by Lipper Inc.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

New York Tax-Exempt Money Market Fund

Financial Statements

Statement of Net Assets
As of November 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information). In addition, the fund publishes its holdings on a monthly basis at www.vanguard.com.

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.9%)
New York (99.6%)
Albany County NY Airport Auth. Rev. VRDO	0.330%	12/7/09 LOC	18,690	18,690
Albany NY IDA Civic Fac. Rev.
(CHF Holland Suites, LLC Project) VRDO	0.250%	12/7/09 LOC	12,780	12,780
Albany NY IDA Fac. Rev.
(Albany Medical Center) VRDO	0.250%	12/7/09 LOC	2,800	2,800
Chemung County NY IDA Civic Fac. Rev.
(Elmira College Project) VRDO	0.250%	12/7/09 LOC	10,000	10,000
Clifton Park NY IDA Multifamily Housing Rev.
(Coburg Village Project) VRDO	0.250%	12/7/09 LOC	11,240	11,240
Erie County NY Fiscal Stability Auth. BAN	2.000%	5/19/10	7,500	7,538
Erie County NY Fiscal Stability Auth. BAN	1.250%	7/30/10	14,000	14,063
1 Erie County NY IDA School Fac. Rev. TOB VRDO	0.300%	12/7/09 (4)	4,330	4,330
Geneva NY IDA Civic Fac. Rev. (Seneca) VRDO	0.250%	12/7/09 LOC	30,150	30,150
Great Neck NY UFSD TAN	1.750%	6/23/10	16,000	16,116
Half Hollow Hills NY Central School Dist.
of Huntington & Babylon County TAN	2.000%	6/30/10	33,400	33,704
Locust Valley NY Central School Dist TAN	2.000%	6/23/10	5,000	5,043
Long Island NY Power Auth. Electric System Rev. CP	0.250%	1/14/10 LOC	22,000	22,000
Long Island NY Power Auth. Electric System Rev. CP	0.320%	2/9/10 LOC	24,000	24,000
Massapequa NY UFSD BAN	2.000%	10/8/10	5,064	5,125
Metro. New York Transp. Auth. Rev.
(Dedicated Petroleum Tax)	5.250%	10/1/10 (14)(Prere.)	4,675	4,862
1 Metro. New York Transp. Auth. Rev.
(Dedicated Petroleum Tax) TOB VRDO	0.250%	12/7/09 (13)	9,700	9,700
1 Metro. New York Transp. Auth. Rev.
(Dedicated Petroleum Tax) TOB VRDO	0.250%	12/7/09 (13)	7,840	7,840
1 Metro. New York Transp. Auth. Rev.
(Dedicated Petroleum Tax) TOB VRDO	0.400%	12/7/09 (4)	14,410	14,410
Metro. New York Transp. Auth. Rev.
(Dedicated Tax Fund) VRDO	0.230%	12/7/09 LOC	8,950	8,950
Metro. New York Transp. Auth. Rev.
(Dedicated Tax Fund) VRDO	0.230%	12/7/09 LOC	15,555	15,555
Metro. New York Transp. Auth. Rev.
(Dedicated Tax Fund) VRDO	0.230%	12/7/09 LOC	13,520	13,520
1 Metro. New York Transp. Auth. Rev.
(Service Contract) TOB VRDO	0.300%	12/7/09 (4)	4,495	4,495
Metro. New York Transp. Auth. Rev.
(Transit Rev.) VRDO	0.240%	12/1/09 LOC	28,300	28,300

New York Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 Metro. New York Transp. Auth. Rev. TOB VRDO	0.250%	12/7/09 (13)	19,005	19,005
1 Metro. New York Transp. Auth. Rev. TOB VRDO	0.250%	12/7/09 (13)	19,050	19,050
1 Metro. New York Transp. Auth. Rev. TOB VRDO	0.400%	12/7/09 (4)	14,000	14,000
1 Metro. New York Transp. Auth. Rev. TOB VRDO	0.570%	12/7/09 (4)	3,620	3,620
1 Metro. New York Transp. Auth. Rev. TOB VRDO	0.570%	12/7/09 (4)	6,510	6,510
Metropolitan Transp. Auth. NY RAN	2.000%	12/31/09	40,000	40,053
1 Metropolitan Transp. Auth. NY TOB VRDO	0.250%	12/7/09 (13)	2,000	2,000
Monroe County NY IDA
(Assn. Blind and Impaired) VRDO	0.320%	12/7/09 LOC	2,000	2,000
Monroe County NY IDA (Cherry Ridge) VRDO	0.180%	12/7/09 LOC	5,000	5,000
Monroe County NY IDA (Cherry Ridge) VRDO	0.180%	12/7/09 LOC	9,255	9,255
Monroe County NY IDA
(Monroe Community College) VRDO	0.250%	12/7/09 LOC	3,800	3,800
Monroe County NY IDA (Nazareht College) VRDO	0.240%	12/7/09 LOC	2,250	2,250
Nassau County NY Interim Finance Auth. VRDO	0.200%	12/7/09	52,300	52,300
Nassau County NY Interim Finance Auth. VRDO	0.200%	12/7/09	22,000	22,000
Nassau County NY Interim Finance Auth. VRDO	0.210%	12/7/09	30,000	30,000
Nassau County NY Interim Finance Auth. VRDO	0.220%	12/7/09	5,000	5,000
Nassau County NY Interim Finance Auth. VRDO	0.260%	12/7/09	20,000	20,000
Nassau County NY RAN	2.000%	4/15/10	20,000	20,112
Nassau Health Care Corp.	0.330%	8/1/29 LOC	12,500	12,500
Nassau Health Care Corp. VRDO	0.210%	12/7/09 LOC	6,080	6,080
New York City NY Capital Resources
(Enhanced Assistance PG) VRDO	0.200%	12/7/09 LOC	4,420	4,420
New York City NY Capital Resources
(Enhanced Assistance PG) VRDO	0.200%	12/7/09 LOC	21,422	21,422
New York City NY Cultural Resources Rev.
(American Museum of Natural History) VRDO	0.220%	12/1/09	9,700	9,700
New York City NY Cultural Resources Rev.
(American Museum) VRDO	0.140%	12/7/09	21,190	21,190
New York City NY Cultural Resources Rev.
(American Museum) VRDO	0.140%	12/7/09	16,225	16,225
New York City NY Cultural Resources Rev.
(Julliard School) PUT	0.650%	4/1/10	20,000	20,000
New York City NY Cultural Resources Rev.
(Lincoln Center) VRDO	0.220%	12/1/09 LOC	3,900	3,900
New York City NY Cultural Resources Rev.
(Lincoln Center) VRDO	0.220%	12/7/09 LOC	3,750	3,750
New York City NY Cultural Resources Rev.
(Metropolitan Museum) VRDO	0.220%	12/7/09	31,600	31,600
New York City NY Cultural Resources Rev.
(Pierpont Morgan Library) VRDO	0.200%	12/7/09 LOC	4,000	4,000
New York City NY Cultural Resources Rev.
(Solomon R. Guggenheim Foundation) VRDO	0.200%	12/7/09 LOC	11,307	11,307
New York City NY Cultural Resources Rev.
(The Metropolitan Museum of Art) VRDO	0.220%	12/7/09	26,000	26,000
New York City NY GO	2.000%	8/1/10	14,745	14,896
1 New York City NY GO TOB VRDO	0.250%	12/7/09	7,760	7,760
1 New York City NY GO TOB VRDO	0.300%	12/7/09	6,000	6,000
New York City NY GO VRDO	0.170%	12/1/09	3,000	3,000
New York City NY GO VRDO	0.200%	12/1/09 LOC	4,600	4,600
New York City NY GO VRDO	0.240%	12/1/09 LOC	13,100	13,100
New York City NY GO VRDO	0.220%	12/7/09 LOC	49,255	49,255
New York City NY GO VRDO	0.220%	12/7/09 LOC	12,000	12,000
New York City NY GO VRDO	0.230%	12/7/09 LOC	23,000	23,000
New York City NY GO VRDO	0.240%	12/7/09 LOC	1,000	1,000

New York Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York City NY GO VRDO	0.240%	12/7/09 LOC	54,975	54,975
New York City NY Housing Dev. Corp.
Multi-Family Rev. (First Avenue) VRDO	0.300%	12/7/09 LOC	24,205	24,205
New York City NY Housing Dev. Corp.
Multi-Family Rev. PUT	0.450%	3/15/10	10,850	10,850
1 New York City NY Housing Dev. Corp.
Multi-Family Rev. TOB VRDO	0.270%	12/7/09	10,155	10,155
1 New York City NY Housing Dev. Corp.
Multi-Family Rev. TOB VRDO	0.320%	12/7/09	5,510	5,510
New York City NY Housing Dev. Corp.
Multi-Family Rev. VRDO	0.260%	12/7/09	15,500	15,500
New York City NY Housing Dev. Corp.
Multi-Family Rev. VRDO	0.300%	12/7/09 LOC	45,800	45,800
New York City NY Housing Dev. Corp.
Rev. (201 Pearl Street) VRDO	0.200%	12/7/09 LOC	23,100	23,100
New York City NY Housing Dev. Corp.
Rev. (Corp. Multifamily - Sons of Italy) VRDO	0.230%	12/7/09 LOC	3,850	3,850
1 New York City NY Housing Dev. Corp.
Rev. (Multi-Family Housing) TOB VRDO	0.520%	12/7/09	5,355	5,355
New York City NY Housing Dev. Corp. Rev.
(Multi-Family Rent Housing -
90 West Street) VRDO	0.200%	12/7/09 LOC	5,000	5,000
New York City NY Housing Dev. Corp. Rev.
(Multi-Family Rent Housing -
Atlantic Court) VRDO	0.310%	12/7/09 LOC	53,100	53,100
New York City NY Housing Dev. Corp. Rev.
(Multi-Family Rent Housing - Ocean Gate) VRDO	0.300%	12/7/09 LOC	32,530	32,530
New York City NY Housing Dev. Corp. Rev.
(Multi-Family Rent Housing -
One Columbus Place) VRDO	0.300%	12/7/09 LOC	32,000	32,000
New York City NY Housing Dev. Corp. Rev. VRDO	0.220%	12/7/09 LOC	19,365	19,365
New York City NY IDA (Civic Fac. Rev.)	6.125%	11/1/10 (Prere.)	10,690	11,360
New York City NY IDA (Civil Liberties Union) VRDO	0.210%	12/1/09 LOC	9,200	9,200
New York City NY IDA
(Lycee Francais De NY Project) VRDO	0.180%	12/7/09 LOC	13,350	13,350
New York City NY IDA
(Mercy College Project) VRDO	0.220%	12/7/09 LOC	12,770	12,770
New York City NY IDA (NY Congregational
Nursing Center Project) VRDO	0.230%	12/7/09 LOC	4,600	4,600
New York City NY IDA
(United Jewish Appeal) VRDO	0.230%	12/7/09	14,800	14,800
New York City NY IDA - Jewish Board of
Family Services VRDO	0.210%	12/7/09 LOC	7,170	7,170
New York City NY IDA Rev.
(New York Law School) VRDO	0.250%	12/7/09 LOC	28,100	28,100
New York City NY IDA Special Fac. Rev.
(Korean Air Lines) VRDO	0.270%	12/7/09 LOC	14,800	14,800
New York City NY IDA Special Fac. Rev.
(Korean Air Lines) VRDO	0.270%	12/7/09 LOC	13,000	13,000
1 New York City NY Muni. Water
Finance Auth. Rev. TOB VRDO	0.210%	12/7/09	7,080	7,080
1 New York City NY Muni. Water
Finance Auth. Water & Sewer
System Rev. TOB VRDO	0.220%	12/1/09	10,000	10,000

New York Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 New York City NY Muni. Water
Finance Auth. Water & Sewer System Rev.
TOB VRDO	0.240%	12/7/09	11,000	11,000
1 New York City NY Muni. Water Finance
Auth. Water & Sewer System Rev. TOB VRDO	0.240%	12/7/09	10,000	10,000
1 New York City NY Muni. Water Finance
Auth. Water & Sewer System Rev. TOB VRDO	0.250%	12/7/09	10,200	10,200
1 New York City NY Muni. Water Finance
Auth. Water & Sewer System Rev. TOB VRDO	0.250%	12/7/09 (4)	13,430	13,430
1 New York City NY Muni. Water Finance
Auth. Water & Sewer System Rev. TOB VRDO	0.250%	12/7/09	15,840	15,840
1 New York City NY Muni. Water Finance
Auth. Water & Sewer System Rev. TOB VRDO	0.250%	12/7/09	8,000	8,000
1 New York City NY Muni. Water Finance
Auth. Water & Sewer System Rev. TOB VRDO	0.250%	12/7/09	5,475	5,475
1 New York City NY Muni. Water Finance
Auth. Water & Sewer System Rev. TOB VRDO	0.250%	12/7/09 (4)	20,015	20,015
1 New York City NY Muni. Water Finance
Auth. Water & Sewer System Rev. TOB VRDO	0.300%	12/7/09	1,775	1,775
1 New York City NY Muni. Water Finance
Auth. Water & Sewer System Rev. TOB VRDO	0.300%	12/7/09	4,995	4,995
1 New York City NY Muni. Water Finance
Auth. Water & Sewer System Rev. TOB VRDO	0.300%	12/7/09	5,140	5,140
1 New York City NY Muni. Water Finance
Auth. Water & Sewer System Rev. TOB VRDO	0.300%	12/7/09	4,450	4,450
1 New York City NY Muni. Water Finance
Auth. Water & Sewer System Rev. TOB VRDO	0.300%	12/7/09	29,290	29,290
1 New York City NY Muni. Water Finance
Auth. Water & Sewer System Rev. TOB VRDO	0.300%	12/7/09	4,000	4,000
1 New York City NY Muni. Water Finance
Auth. Water & Sewer System Rev. TOB VRDO	0.300%	12/7/09	6,000	6,000
1 New York City NY Muni. Water Finance
Auth. Water & Sewer System Rev. TOB VRDO	0.300%	12/7/09	10,830	10,830
New York City NY Muni. Water Finance
Auth. Water & Sewer System Rev. VRDO	0.170%	12/1/09	400	400
New York City NY Muni. Water Finance
Auth. Water & Sewer System Rev. VRDO	0.210%	12/1/09	15,400	15,400
New York City NY Muni. Water Finance
Auth. Water & Sewer System Rev. VRDO	0.210%	12/1/09	24,020	24,020
New York City NY Muni. Water Finance
Auth. Water & Sewer System Rev. VRDO	0.220%	12/1/09	15,450	15,450
New York City NY Muni. Water Finance
Auth. Water & Sewer System Rev. VRDO	0.200%	12/7/09	11,300	11,300
New York City NY Muni. Water Finance
Auth. Water & Sewer System Rev. VRDO	0.250%	12/7/09	5,100	5,100
1 New York City NY Sales Tax Asset
Receivable Corp. TOB VRDO	0.300%	12/7/09	19,610	19,610
1 New York City NY Sales Tax Asset
Receivable Corp. TOB VRDO	0.300%	12/7/09	12,845	12,845
1 New York City NY TOB VRDO	0.220%	12/1/09 LOC	13,105	13,105
New York City NY Transitional Finance Auth. Rev.	5.375%	2/15/10 (Prere.)	2,820	2,877
New York City NY Transitional Finance Auth. Rev.	5.500%	5/1/10 (Prere.)	5,800	5,981
New York City NY Transitional Finance Auth. Rev.	5.500%	5/1/10 (Prere.)	5,000	5,155
New York City NY Transitional Finance Auth. Rev.	5.875%	5/1/10 (Prere.)	5,300	5,474
New York City NY Transitional Finance Auth. Rev.	5.875%	5/1/10 (Prere.)	9,305	9,608
New York City NY Transitional Finance Auth. Rev.	6.000%	5/15/10 (Prere.)	7,030	7,279

New York Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 New York City NY Transitional Finance Auth. Rev.
TOB VRDO	0.210%	12/7/09	8,400	8,400
1 New York City NY Transitional Finance
Auth. Rev. TOB VRDO	0.300%	12/7/09	5,295	5,295
New York City NY Transitional Finance
Auth. Rev. VRDO	0.210%	12/1/09	2,600	2,600
New York City NY Transitional Finance
Auth. Rev. VRDO	0.220%	12/1/09	24,360	24,360
New York City NY Transitional Finance
Auth. Rev. VRDO	0.230%	12/7/09	13,765	13,765
New York City NY Transitional Finance
Auth. Rev. VRDO	0.240%	12/7/09	55,525	55,525
New York City NY Transitional Finance
Auth. Rev. VRDO	0.250%	12/7/09	3,655	3,655
New York City NY Transitional Finance
Auth. Rev. VRDO	0.250%	12/7/09	53,865	53,865
New York State Dormitory Auth. Rev.
(Blythedale Childrens Hospital) VRDO	0.220%	12/7/09 LOC	4,500	4,500
New York State Dormitory Auth. Rev.
(Catholic Health) VRDO	0.230%	12/7/09 LOC	7,620	7,620
New York State Dormitory Auth. Rev.
(Catholic Health) VRDO	0.230%	12/7/09 LOC	25,250	25,250
1 New York State Dormitory Auth. Rev.
(City Univ.) TOB VRDO	0.230%	12/7/09 (4)	11,210	11,210
New York State Dormitory Auth. Rev.
(Columbia Univ.) CP	0.320%	2/9/10	6,340	6,340
New York State Dormitory Auth. Rev.
(Columbia Univ.) CP	0.320%	2/9/10	12,800	12,800
1 New York State Dormitory Auth. Rev.
(Columbia Univ.) TOB VRDO	0.250%	12/7/09	2,950	2,950
New York State Dormitory Auth. Rev.
(Cornell Univ.) VRDO	0.210%	12/1/09	4,600	4,600
New York State Dormitory Auth. Rev.
(Cornell Univ.) VRDO	0.220%	12/7/09	6,100	6,100
1 New York State Dormitory Auth. Rev.
(Mental Health Services) TOB VRDO	0.330%	12/7/09 (4)	15,785	15,785
New York State Dormitory Auth. Rev.
(Mental Health Services) VRDO	0.220%	12/7/09 LOC	71,500	71,500
New York State Dormitory Auth. Rev.
(Personal Income Tax)	2.500%	12/15/09	8,130	8,136
New York State Dormitory Auth. Rev.
(Personal Income Tax)	2.000%	6/15/10	16,930	17,072
1 New York State Dormitory Auth. Rev.
(Personal Income Tax) TOB VRDO	0.230%	12/7/09	17,590	17,590
1 New York State Dormitory Auth. Rev.
(Personal Income Tax) TOB VRDO	0.250%	12/7/09	11,950	11,950
New York State Dormitory Auth. Rev. (State Univ.)	6.000%	5/15/10 (Prere.)	10,660	11,036
New York State Dormitory Auth. Rev. (State Univ.)	6.000%	5/15/10 (Prere.)	17,500	18,123
New York State Dormitory Auth. Rev. (State Univ.)	6.000%	5/15/10 (Prere.)	20,500	21,214
1 New York State Dormitory Auth. Rev.
(Vassar College) TOB VRDO	0.220%	12/7/09	5,315	5,315
New York State Dormitory Auth. Rev.
(Wagner College) VRDO	0.210%	12/7/09 LOC	4,935	4,935
New York State Dormitory Auth. Rev.
Non State Supported Debt
(Catholic Health System) VRDO	0.230%	12/7/09 LOC	2,470	2,470

New York Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York State Dormitory Auth. Rev.
Non State Supported Debt (Cornell Univ.) VRDO	0.210%	12/1/09	17,710	17,710
New York State Dormitory Auth. Rev. Non State
Supported Debt (Fordham Univ.) VRDO	0.260%	12/7/09 LOC	31,020	31,020
New York State Dormitory Auth. Rev. Non State
Supported Debt (Fordham Univ.) VRDO	0.260%	12/7/09 LOC	9,915	9,915
New York State Dormitory Auth. Rev. Non State
Supported Debt (Highland Community Dev. Corp)
VRDO	0.230%	12/7/09 LOC	9,610	9,610
New York State Dormitory Auth. Rev. Non State
Supported Debt (LeMoyne College) VRDO	0.250%	12/7/09 LOC	4,800	4,800
New York State Dormitory Auth. Rev. Non State
Supported Debt (Rockefellar Univ.) VRDO	0.200%	12/7/09	15,815	15,815
New York State Dormitory Auth. Rev. Non State
Supported Debt (St. John’s Univ.) VRDO	0.200%	12/7/09 LOC	67,760	67,760
New York State Dormitory Auth. Rev. Non State
Supported Debt (Univ. of Rochester) VRDO	0.230%	12/7/09 LOC	20,000	20,000
New York State Dormitory Auth. Rev. Non-State
Supported Debt (New York Law School) VRDO	0.200%	12/7/09 LOC	4,500	4,500
New York State Dormitory Auth. Rev. Non-State
Supported Debt (Rockefeller Univ.) VRDO	0.200%	12/7/09	22,500	22,500
New York State Dormitory Auth. Rev. State
Supported Debt (City Univ.) VRDO	0.220%	12/7/09 LOC	7,000	7,000
New York State Dormitory Auth. Rev. State
Supported Debt VRDO	0.200%	12/7/09 LOC	9,000	9,000
1 New York State Dormitory Auth. Rev. TOB VRDO	0.250%	12/7/09	20,000	20,000
1 New York State Dormitory Auth. Rev. TOB VRDO	0.250%	12/7/09 (13)	12,740	12,740
1 New York State Dormitory Auth. Rev. TOB VRDO	0.250%	12/7/09	7,500	7,500
1 New York State Dormitory Auth. Rev. TOB VRDO	0.250%	12/7/09	10,395	10,395
1 New York State Dormitory Auth. Rev. TOB VRDO	0.270%	12/7/09	6,175	6,175
1 New York State Dormitory Auth. Rev. TOB VRDO	0.300%	12/7/09	7,265	7,265
1 New York State Dormitory Auth. Rev. TOB VRDO	0.300%	12/7/09	5,000	5,000
1 New York State Dormitory Auth. Rev. TOB VRDO	0.300%	12/7/09	8,770	8,770
1 New York State Dormitory Auth. Rev. TOB VRDO	0.300%	12/7/09	7,565	7,565
New York State Dormitory Auth. Rev. VRDO	0.220%	12/7/09 LOC	4,800	4,800
New York State Dormitory Auth. Rev. VRDO	0.220%	12/7/09 LOC	7,320	7,320
New York State Energy Research & Dev. Auth.
(Con Edison) VRDO	0.200%	12/7/09 LOC	15,000	15,000
New York State Energy Research & Dev. Auth.
(Con Edison) VRDO	0.220%	12/7/09 LOC	15,000	15,000
New York State Energy Research & Dev. Auth.
(Con Edison) VRDO	0.230%	12/7/09 LOC	18,600	18,600
New York State Energy Research & Dev. Auth.
(Con Edison) VRDO	0.300%	12/7/09 LOC	12,100	12,100
New York State Energy Research & Dev. Auth.
Electric Facility Rev. (Long Island
Lighting Company) VRDO	0.300%	12/7/09 LOC	14,980	14,980
1 New York State Environmental Fac. Corp.
PCR TOB VRDO	0.220%	12/7/09 (4)	21,450	21,450
1 New York State Environmental Fac. Corp. Rev.
(Clean Water & Drinking Revolving Funds)
TOB VRDO	0.300%	12/7/09	3,645	3,645
1 New York State Environmental Fac. Corp. Rev.
(Personal Income Tax) TOB VRDO	0.300%	12/7/09	3,185	3,185
New York State Environmental Fac. Corp. Solid
Waste Disposal Rev. (General Electric Co.) VRDO	0.180%	12/1/09	16,100	16,100

New York Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York State Environmental Fac. Corp. Solid
Waste Disposal Rev. (General Electric Co.) VRDO	0.200%	12/1/09	29,000	29,000
New York State Environmental Fac. Corp.
Solid Waste Disposal Rev. (General Electric Co.)
VRDO	0.200%	12/1/09	25,900	25,900
New York State Housing Finance Agency Rev.
(80 DeKalb Ave. Housing) VRDO	0.230%	12/7/09 LOC	15,270	15,270
New York State Housing Finance Agency Rev.
(Brook Avenue Apartments) VRDO	0.320%	12/7/09 LOC	14,300	14,300
New York State Housing Finance Agency Rev.
(Chelsea Apartments) VRDO	0.280%	12/7/09 LOC	66,170	66,170
New York State Housing Finance Agency Rev.
(Clinton Green North) VRDO	0.230%	12/7/09 LOC	40,000	40,000
New York State Housing Finance Agency Rev.
(Clinton Green South) VRDO	0.230%	12/7/09 LOC	32,000	32,000
New York State Housing Finance Agency Rev.
(Saville Housing) VRDO	0.300%	12/7/09 LOC	45,000	45,000
New York State Housing Finance Agency Rev.
(West 23rd Street) VRDO	0.260%	12/7/09 LOC	37,900	37,900
New York State Housing Finance Agency Rev.
(West 37th Street Housing) VRDO	0.220%	12/7/09 LOC	4,200	4,200
New York State Housing Finance Agency Rev.
(West 38th Street) VRDO	0.230%	12/7/09 LOC	15,000	15,000
New York State Housing Finance Agency Rev. VRDO	0.230%	12/7/09 LOC	25,000	25,000
New York State Housing Finance Agency Rev. VRDO	0.230%	12/7/09 LOC	20,000	20,000
New York State Housing Finance Agency Rev. VRDO	0.250%	12/7/09 LOC	36,200	36,200
New York State Housing Finance Agency Rev. VRDO	0.260%	12/7/09 LOC	27,000	27,000
New York State Housing Finance Agency
Service Contract Rev. VRDO	0.230%	12/7/09 LOC	33,300	33,300
New York State Housing Finance Agency
Service Contract Rev. VRDO	0.260%	12/7/09 LOC	9,000	9,000
New York State Local Govt. Assistance Corp.	5.000%	4/1/10	27,070	27,471
1 New York State Mortgage Agency Rev.
(Homeowner Mortgage) TOB VRDO	0.300%	12/7/09	11,320	11,320
1 New York State Mortgage Agency Rev. TOB VRDO	0.300%	12/7/09	8,975	8,975
1 New York State Mortgage Agency Rev. TOB VRDO	0.300%	12/7/09	6,700	6,700
1 New York State Mortgage Agency Rev. TOB VRDO	0.300%	12/7/09	11,305	11,305
1 New York State Mortgage Agency Rev. TOB VRDO	0.300%	12/7/09	12,090	12,090
New York State Mortgage Agency Rev. VRDO	0.230%	12/7/09	5,700	5,700
New York State Power Auth. Rev. CP	0.500%	2/1/10	16,000	16,000
New York State Power Auth. Rev. PUT	0.400%	3/1/10	26,670	26,670
New York State Thruway Auth. Rev.
(Highway & Bridge Trust Fund)	5.000%	4/1/10	6,000	6,091
New York State Thruway Auth. Rev.
(Highway & Bridge Trust Fund)	5.250%	4/1/10 (ETM)	5,125	5,207
New York State Thruway Auth. Rev.
(Highway & Bridge Trust Fund)	6.000%	4/1/10 (Prere.)	3,000	3,084
New York State Thruway Auth. Rev.
(Personal Income Tax)	2.500%	3/15/10	10,640	10,705
New York State Thruway Auth. Rev.
(Service Contract)	5.750%	4/1/10 (Prere.)	3,000	3,082
New York State Urban Dev. Corp. Rev.
(Personal Income Tax)	5.000%	3/15/10	7,280	7,375
New York State Urban Dev. Corp. Rev. VRDO	0.200%	12/7/09 LOC	32,000	32,000
New York State Urban Dev. Corp. Rev. VRDO	0.200%	12/7/09 LOC	11,800	11,800
New York State Urban Dev. Corp. Rev. VRDO	0.260%	12/7/09 (12)	8,000	8,000

New York Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York State Urban Dev. Corp. Rev. VRDO	0.260%	12/7/09 (12)	34,700	34,700
North Hempstead NY BAN	1.500%	6/11/10	13,519	13,598
Northport NY Union Free School TAN	2.000%	6/25/10	36,000	36,318
Onondaga County NY IDA Civic Fac. Rev.
(Syracuse Univ. Project) VRDO	0.230%	12/7/09 LOC	5,685	5,685
Orange County NY BAN	1.750%	7/9/10	8,665	8,734
Oyster Bay NY BAN	1.750%	9/17/10	50,000	50,522
Oyster Bay NY GO	2.500%	2/15/10	4,385	4,403
1 Port Auth. of New York &
New Jersey Rev. TOB VRDO	0.250%	12/7/09	2,500	2,500
Riverhead NY IDA Rev.
(Central Suffolk Hosp.) VRDO	0.230%	12/7/09 LOC	6,900	6,900
Riverhead NY IDA Rev.
(Central Suffolk Hosp.) VRDO	0.230%	12/7/09 LOC	5,000	5,000
South Huntington NY UFSD TAN	2.000%	6/30/10	20,000	20,180
Southampton NY UFSD BAN	1.750%	6/23/10	9,000	9,066
Southampton NY UFSD TAN	1.750%	6/23/10	11,000	11,082
Suffolk County NY IDA Continuing Care Civic Fac.
Rev. (St. Anthonys High School) VRDO	0.210%	12/7/09 LOC	10,500	10,500
Suffolk County NY Water Auth. Rev. VRDO	0.200%	12/7/09	65,300	65,300
Suffolk County NY Water Auth. Rev. VRDO	0.200%	12/7/09	36,700	36,700
Syracuse NY IDA Civic Fac. Rev.
(Syracuse Univ. Project) VRDO	0.230%	12/7/09 LOC	5,400	5,400
Syracuse NY IDA Civic Fac. Rev.
(Syracuse Univ. Project) VRDO	0.230%	12/7/09 LOC	5,750	5,750
Syracuse NY IDA Civic Facility Rev.
(Syracuse Univ. Project) VRDO	0.200%	12/1/09 LOC	8,800	8,800
Tompkins County NY BAN	1.750%	2/9/10	6,500	6,513
Tompkins County NY IDA Civic Fac.
(Ithaca College) VRDO	0.250%	12/7/09 LOC	28,955	28,955
Triborough Bridge & Tunnel Auth.
New York Rev. PUT	2.000%	1/20/10	20,000	20,037
1 Triborough Bridge & Tunnel Auth.
New York Rev. TOB VRDO	0.230%	12/7/09	24,610	24,610
1 Triborough Bridge & Tunnel Auth.
New York Rev. TOB VRDO	0.230%	12/7/09	10,045	10,045
1 Triborough Bridge & Tunnel Auth.
New York Rev. TOB VRDO	0.300%	12/7/09	3,960	3,960
Triborough Bridge & Tunnel Auth.
New York Rev. VRDO	0.210%	12/7/09 LOC	38,800	38,800
Triborough Bridge & Tunnel Auth.
New York Rev. VRDO	0.220%	12/7/09	72,175	72,175
Triborough Bridge & Tunnel Auth.
New York Rev. VRDO	0.230%	12/7/09 (4)	6,150	6,150
Troy County NY IDA Civic Fac. Rev.
(Rensselaer Polytechnic Institute Project) VRDO	0.230%	12/7/09 LOC	6,500	6,500
Troy County NY IDA Civic Fac. Rev.
(Rensselaer Polytechnic Institute) VRDO	0.240%	12/7/09 LOC	10,000	10,000
Troy County NY IDA Civic Fac. Rev.
(Rensselaer Polytechnic Institute) VRDO	0.240%	12/7/09 LOC	13,250	13,250
Westchester County NY GO	1.000%	1/28/10	8,110	8,118
				3,899,687
Puerto Rico (0.3%)
1 Puerto Rico Sales Tax Financing Corp. Rev.
TOB VRDO	0.240%	12/7/09 LOC	8,975	8,975

New York Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 Puerto Rico Sales Tax Financing Corp. Rev.
TOB VRDO	0.300%	12/7/09	3,900	3,900
				12,875
Total Tax-Exempt Municipal Bonds (Cost $3,912,562)				3,912,562
Other Assets and Liabilities (0.1%)
Other Assets				20,303
Liabilities				(16,151)
				4,152
Net Assets (100%)
Applicable to 3,916,547,905 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)				3,916,714
Net Asset Value Per Share				$1.00

At November 30, 2009, net assets consisted of:
				Amount
				($000)
Paid-in Capital				3,916,714
Undistributed Net Investment Income				—
Accumulated Net Realized Gains				—
Net Assets				3,916,714

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2009, the aggregate value of these securities was 659,385,000, representing 16.8% of net assets.
See accompanying Notes, which are an integral part of the Financial Statements.
A key to abbreviations and other references follows the Statement of Net Assets.

New York Tax-Exempt Money Market Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corp.
(13) Berkshire Hathaway Assurance Corp.
(14) National Public Finance Guarantee Corp.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

New York Tax-Exempt Money Market Fund

Statement of Operations

Year Ended
November 30, 2009
($000)
Investment Income
Income
Interest	23,852
Total Income	23,852
Expenses
The Vanguard Group—Note B
Investment Advisory Services	639
Management and Administrative	3,575
Marketing and Distribution	1,482
Money Market Guarantee Program	1,617
Custodian Fees	39
Auditing Fees	19
Shareholders’ Reports and Proxies	49
Trustees’ Fees and Expenses	7
Total Expenses	7,427
Net Investment Income	16,425
Realized Net Gain (Loss) on Investment Securities Sold	195
Net Increase (Decrease) in Net Assets Resulting from Operations	16,620

See accompanying Notes, which are an integral part of the Financial Statements.

New York Tax-Exempt Money Market Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,425	119,882
Realized Net Gain (Loss)	195	(141)
Net Increase (Decrease) in Net Assets Resulting from Operations	16,620	119,741
Distributions
Net Investment Income	(16,425)	(119,882)
Realized Capital Gain	—	—
Total Distributions	(16,425)	(119,882)
Capital Share Transactions (at $1.00)
Issued	2,350,479	4,670,820
Issued in Lieu of Cash Distributions	15,817	115,218
Redeemed	(3,260,687)	(5,425,877)
Net Increase (Decrease) from Capital Share Transactions	(894,391)	(639,839)
Total Increase (Decrease)	(894,196)	(639,980)
Net Assets
Beginning of Period	4,810,910	5,450,890
End of Period	3,916,714	4,810,910

See accompanying Notes, which are an integral part of the Financial Statements.

New York Tax-Exempt Money Market Fund

Financial Highlights

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.004	.023	.035	.032	.022
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.004	.023	.035	.032	.022
Distributions
Dividends from Net Investment Income	(.004)	(.023)	(.035)	(.032)	(.022)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.004)	(.023)	(.035)	(.032)	(.022)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.36%	2.32%	3.60%	3.28%	2.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,917	$4,811	$5,451	$4,379	$3,238
Ratio of Total Expenses to
Average Net Assets	0.17%[2]	0.11%[2]	0.10%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	0.37%	2.29%	3.54%	3.25%	2.19%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Includes fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds of 0.04% for 2009 and 0.01% for 2008.
See Note D in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

New York Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard New York Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2009, the fund had contributed capital of $839,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.34% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At November 30, 2009, 100% of the fund’s investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

New York Tax-Exempt Money Market Fund

D. On October 7, 2008, the board of trustees approved the fund’s participation in a temporary program introduced by the U.S. Treasury to guarantee the account values of shareholders in a money market fund in the event the fund’s net asset value fell below $0.995 and the fund’s trustees decided to liquidate the fund. The program covered the lesser of a shareholder’s account value on September 19, 2008, or on the date of liquidation. To participate, the fund was required to pay a fee of 0.01% of its net assets as of September 19, 2008, for coverage through December 18, 2008. In December 2008, the U.S. Treasury extended the program through April 30, 2009, and the fund’s trustees approved the fund’s continuing participation in the program at a cost of an additional 0.015% of its net assets as of September 19, 2008. In March 2009, the U.S. Treasury extended the program through September 18, 2009, and the fund’s trustees approved the fund’s continuing participation in the program at a cost of an additional 0.015% of its net assets as of September 19, 2008.

E. In preparing the financial statements as of November 30, 2009, management considered the impact of subsequent events occurring through January 11, 2010, for potential recognition or disclosure in these financial statements.

New York Long-Term Tax-Exempt Fund

Fund Profile
As of November 30, 2009

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	399	8,323	46,048
Yield[3]		3.6%	3.6%
Investor Shares	3.3%
Admiral Shares	3.4%
Yield to Maturity	3.4%[4]	3.6%	3.6%
Average Coupon	4.8%	5.0%	5.0%
Average Effective
Maturity	7.9 years	9.9 years	13.5 years
Average Quality	AA–	AA	AA
Average Duration	7.0 years	7.2 years	8.4 years
Expense Ratio[5]		—	—
Investor Shares	0.20%
Admiral Shares	0.12%
Short-Term Reserves	4.5%	—	—

Distribution by Maturity (% of portfolio)

Under 1 Year	10.7%
1–5 Years	27.7
5–10 Years	46.1
10–20 Years	6.2
20–30 Years	6.9
Over 30 Years	2.4

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.88	0.99
Beta	1.00	1.06

Distribution by Credit Quality (% of portfolio)

AAA	28.2%
AA	45.3
A	22.0
BBB	3.8
BB	0.0
B	0.0
Other	0.7

Investment Focus

1 Barclays Capital 10 Year Municipal Bond Index.
2 Barclays Capital Municipal Bond Index.
3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates. See the Glossary.
4 Before expenses.
5 The expense ratios shown are from the prospectus dated March 27, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended November 30, 2009, the expense ratios were .20% for Investor Shares and 0.12% for Admiral Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

New York Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 1999–November 30, 2009
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended November 30, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
New York Long-Term Tax-Exempt Fund
Investor Shares[1]	13.26%	3.81%	5.43%	$16,969
Barclays Capital Municipal Bond Index	14.17	4.50	5.64	17,302
Barclays Capital 10 Year Municipal Bond Index	12.67	4.90	5.79	17,549
New York Municipal Debt Funds Average[2]	16.23	3.31	4.57	15,630

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
New York Long-Term Tax-Exempt Fund
Admiral Shares	13.35%	3.89%	4.80%	$149,341
Barclays Capital Municipal Bond Index	14.17	4.50	5.13	153,345
Barclays Capital 10 Year Municipal Bond Index	12.67	4.90	5.38	156,493

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Derived from data provided by Lipper Inc.; based on the New York Insured Municipal Debt Funds Average through March 31, 2002, and the New York Municipal Debt Funds Average thereafter.
3 Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: May 14, 2001.
See Financial Highlights for dividend and capital gains information.

New York Long-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 1999–November 30, 2009

			Investor Shares	Barclays[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	3.9%	5.7%	9.6%	7.7%
2001	3.4	5.0	8.4	8.2
2002	2.2	4.6	6.8	6.7
2003	2.8	4.4	7.2	6.9
2004	–0.8	4.3	3.5	4.0
2005	–1.2	4.2	3.0	3.0
2006	2.2	4.5	6.7	6.2
2007	–2.8	4.4	1.6	3.5
2008	–8.7	4.1	–4.6	–0.4
2009	8.7	4.6	13.3	12.7

Average Annual Total Returns: Periods Ended September 30, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[2]	4/7/1986	14.32%	4.09%	1.02%	4.59%	5.61%
Admiral Shares	5/14/2001	14.41	4.17	0.63[3]	4.49[3]	5.12[3]

1 Barclays Capital 10 Year Municipal Bond Index.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Return since inception.

New York Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.8%)
New York (96.9%)
Albany County NY GO	5.000%	10/1/12 (14)	2,420	2,545
Albany NY IDA Fac. Rev.
(St. Peter’s Hospital Project)	5.250%	11/15/27	5,000	4,943
Albany NY IDA Fac. Rev. (Univ. of Albany)	5.375%	5/1/29 (12)	3,415	3,605
Albany NY IDA Fac. Rev. (Univ. of Albany)	5.375%	5/1/29 (12)	3,455	3,647
Albany NY IDA Fac. Rev. (Univ. of Albany)	5.375%	5/1/29 (12)	4,395	4,639
Albany NY IDA Fac. Rev. (Univ. of Albany)	5.500%	5/1/32 (12)	2,550	2,674
Albany NY IDA Fac. Rev. (Univ. of Albany)	5.500%	5/1/32 (12)	1,500	1,573
Broome County NY Public Safety Fac. Project COP	5.250%	4/1/15 (14)(ETM)	2,665	2,674
Broome County NY Public Safety Fac. Project COP	5.250%	4/1/15 (14)	335	336
Buffalo NY GO	5.125%	2/1/12 (2)	1,870	1,892
Buffalo NY GO	5.125%	2/1/13 (2)	2,945	2,979
Erie County NY Asset
Securitization Corp. Tobacco Settlement Rev.	5.000%	6/1/45	1,000	770
Erie County NY IDA School Fac. Rev.
(Buffalo City School Dist.) GO	5.000%	5/1/18	6,355	7,029
Erie County NY IDA School Fac. Rev.
(Buffalo City School Dist.) GO	5.000%	5/1/19	4,500	4,944
Erie County NY IDA School Fac. Rev. GO	5.750%	5/1/20 (4)	3,510	3,791
Erie County NY IDA School Fac. Rev. GO	5.750%	5/1/21 (4)	5,000	5,352
Erie County NY IDA School Fac. Rev. GO	5.750%	5/1/22 (4)	4,500	4,796
Hempstead NY GO	3.000%	8/15/10	3,435	3,503
Hempstead NY GO	4.000%	8/15/11	3,000	3,178
Hempstead NY GO	2.500%	2/1/12	1,015	1,054
Hempstead NY GO	4.000%	8/15/13	1,000	1,104
Hempstead NY IDA Civic Fac. Rev. (Hofstra Univ.)	5.250%	7/1/17	2,360	2,566
Hempstead NY IDA Civic Fac. Rev. (Hofstra Univ.)	5.250%	7/1/19	3,200	3,407
Hudson Yards Infrastructure Corp. New York Rev.	4.500%	2/15/47 (14)	10,000	8,253
Hudson Yards Infrastructure Corp. New York Rev.	5.000%	2/15/47	24,600	22,389
Hudson Yards Infrastructure Corp. New York Rev.	5.000%	2/15/47 (3)	25,000	22,753
Liberty NY Dev. Corp. Rev.
(Goldman Sachs Headquarters)	5.250%	10/1/35	23,800	23,382
Long Island NY Power Auth. Electric System Rev.	5.000%	5/1/11 (14)	8,100	8,556
Long Island NY Power Auth. Electric System Rev.	5.250%	6/1/13	15,690	17,617
Long Island NY Power Auth. Electric System Rev.	5.000%	12/1/18 (14)	25,000	27,203
Long Island NY Power Auth. Electric System Rev.	5.250%	4/1/19	15,000	16,887
Long Island NY Power Auth. Electric System Rev.	0.000%	6/1/24 (4)	19,830	10,877
Long Island NY Power Auth. Electric System Rev.	0.000%	6/1/27 (4)	15,905	7,374
Long Island NY Power Auth. Electric System Rev.	5.125%	9/1/29	10,000	10,067

New York Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Metro. New York Transp. Auth. Rev.	5.250%	11/15/20 (14)	5,650	6,369
Metro. New York Transp. Auth. Rev.	5.000%	11/15/23	5,000	5,289
Metro. New York Transp. Auth. Rev.	6.250%	11/15/23	5,000	5,753
Metro. New York Transp. Auth. Rev.	6.500%	11/15/28	5,000	5,711
Metro. New York Transp. Auth. Rev.	5.125%	11/15/31	4,450	4,493
Metro. New York Transp. Auth. Rev.	5.000%	11/15/33	7,000	7,050
Metro. New York Transp. Auth. Rev.	5.000%	11/15/37	14,250	14,101
Metro. New York Transp. Auth. Rev.
(Dedicated Petroleum Tax)	5.500%	11/15/13 (4)	6,000	6,670
Metro. New York Transp. Auth. Rev.
(Dedicated Petroleum Tax)	5.250%	11/15/28	5,000	5,360
Metro. New York Transp. Auth. Rev.
(Dedicated Petroleum Tax)	5.250%	11/15/29	4,000	4,262
Metro. New York Transp. Auth. Rev.
(Dedicated Petroleum Tax)	5.250%	11/15/30	4,000	4,232
Metro. New York Transp. Auth. Rev.
(Dedicated Tax Fund) VRDO	0.230%	12/7/09 LOC	4,400	4,400
Metro. New York Transp. Auth. Rev.
(Service Contract)	5.125%	1/1/29	23,000	23,386
Metro. New York Transp. Auth. Rev.
(Service Contract)	5.000%	7/1/30 (2)	1,760	1,780
Metro. New York Transp. Auth. Rev. (Transit Rev.)	5.500%	11/15/16 (14)	4,000	4,388
Metro. New York Transp. Auth. Rev. (Transit Rev.)	5.500%	11/15/17 (2)	35,000	38,030
Metro. New York Transp. Auth. Rev. (Transit Rev.)	5.500%	11/15/17 (14)	5,000	5,470
Metro. New York Transp. Auth. Rev. (Transit Rev.)	5.500%	11/15/19 (14)	5,500	5,940
Metro. New York Transp. Auth. Rev. (Transit Rev.)	5.500%	11/15/20 (14)	7,000	7,581
Metro. New York Transp. Auth. Rev. (Transit Rev.)	5.000%	11/15/22	5,000	5,312
Metro. New York Transp. Auth. Rev. (Transit Rev.)	5.250%	11/15/22 (14)	8,310	8,664
Metro. New York Transp. Auth.
Rev. (Transit Rev.) PUT	5.000%	11/15/14	40,550	44,564
Monroe County NY GO	5.000%	3/1/12 (12)	3,340	3,594
Monroe County NY GO	5.000%	3/1/13 (12)	3,195	3,513
Monroe Tobacco Securitization Corp.
New York Tobacco Settlement Rev.	6.375%	6/1/10 (Prere.)	15,000	15,611
Nassau County NY GO	5.000%	1/15/16 (4)	875	1,009
Nassau County NY Sewer & Storm
Water Finance Auth. Rev.	5.000%	11/1/12	4,980	5,495
Nassau County NY Sewer & Storm
Water Finance Auth. Rev.	5.000%	11/1/13	1,000	1,125
Nassau County NY Tobacco Settlement Corp.	5.250%	6/1/26	1,500	1,382
Nassau County NY Tobacco Settlement Corp.	5.000%	6/1/35	4,000	3,220
Nassau County NY Tobacco Settlement Corp.	5.125%	6/1/46	8,105	6,363
New York City NY Cultural Resources Rev.
(American Museum of Natural History)	5.000%	7/1/44 (14)	5,000	5,034
New York City NY Cultural Resources Rev.
(Julliard School)	5.000%	1/1/34	4,000	4,172
New York City NY Cultural Resources Rev.
(Julliard School)	5.000%	1/1/39	4,000	4,145
New York City NY Cultural Resources Rev.
(Museum of Modern Art)	5.000%	4/1/31	5,000	5,240
New York City NY Cultural Resources Rev.
(Trust for Cultural Resources) PUT	2.750%	7/1/12	4,000	4,116
New York City NY GO	5.250%	3/15/11 (2)(Prere.)	390	418
New York City NY GO	5.000%	8/1/13	2,370	2,654
New York City NY GO	5.125%	8/1/13 (4)	19,025	19,764
New York City NY GO	5.750%	8/1/13	7,500	8,269

New York Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York City NY GO	5.000%	8/15/13	1,000	1,121
New York City NY GO	5.000%	1/1/14	3,360	3,785
New York City NY GO	5.000%	2/1/14	3,500	3,947
New York City NY GO	5.000%	8/1/14	2,500	2,837
New York City NY GO	5.000%	8/1/14	2,800	3,177
New York City NY GO	5.000%	8/1/14	2,330	2,644
New York City NY GO	5.000%	8/1/14	6,500	7,375
New York City NY GO	5.000%	8/1/14	2,505	2,842
New York City NY GO	5.200%	8/1/14 (4)	5,000	5,196
New York City NY GO	5.250%	8/1/14	1,390	1,593
New York City NY GO	5.250%	9/1/14	4,060	4,656
New York City NY GO	5.000%	4/1/15 (4)	4,760	5,422
New York City NY GO	5.250%	3/15/16 (2)	4,610	4,855
New York City NY GO	5.000%	8/1/16	16,925	19,069
New York City NY GO	5.000%	8/1/16	5,000	5,633
New York City NY GO	5.000%	2/1/17	8,835	9,908
New York City NY GO	5.000%	8/1/17	7,500	8,443
New York City NY GO	5.000%	9/1/17	3,955	4,337
New York City NY GO	5.000%	8/1/18	7,500	8,407
New York City NY GO	5.000%	8/1/20	7,500	8,242
New York City NY GO	5.500%	8/1/20	2,500	2,648
New York City NY GO	5.000%	8/1/21	1,000	1,059
New York City NY GO	5.000%	8/1/21	2,000	2,175
New York City NY GO	5.250%	9/1/21	8,000	8,796
New York City NY GO	5.000%	8/1/22	10,000	10,598
New York City NY GO	5.000%	8/1/22	4,250	4,598
New York City NY GO	5.250%	8/15/22	10,000	10,942
New York City NY GO	5.250%	9/1/22	17,000	18,608
New York City NY GO	5.000%	8/1/23	1,035	1,115
New York City NY GO	5.000%	8/1/24	10,000	10,593
New York City NY GO	5.250%	8/15/24	15,000	16,275
New York City NY GO	5.000%	1/1/25	10,000	10,517
New York City NY GO	5.000%	8/1/25	8,000	8,340
New York City NY GO	5.000%	4/1/26	15,800	16,646
New York City NY GO	5.000%	8/15/26	14,500	15,305
New York City NY GO	5.000%	5/15/28	4,500	4,728
New York City NY GO	6.250%	10/15/28	1,035	1,203
New York City NY GO	5.625%	4/1/29	3,000	3,279
New York City NY GO	5.450%	4/1/31	8,500	9,095
New York City NY GO	5.000%	5/15/31	9,000	9,280
New York City NY GO	5.375%	4/1/36	4,000	4,214
New York City NY GO	5.000%	5/15/36	4,250	4,333
New York City NY GO VRDO	0.200%	12/1/09 LOC	8,000	8,000
New York City NY GO VRDO	0.200%	12/1/09 LOC	10,690	10,690
New York City NY GO VRDO	0.210%	12/1/09 LOC	4,760	4,760
New York City NY GO VRDO	0.210%	12/1/09 LOC	3,200	3,200
New York City NY GO VRDO	0.240%	12/1/09 LOC	1,100	1,100
New York City NY GO VRDO	0.240%	12/1/09 (4)	6,600	6,600
New York City NY Health & Hosp. Corp. Rev.	5.000%	2/15/12	6,665	7,089
New York City NY Housing Dev. Corp.
Multi-Family Rev.	5.550%	11/1/39	3,500	3,574
New York City NY Housing Dev. Corp.
Multi-Family Rev.	5.700%	11/1/46	7,155	7,334
New York City NY IDA (Civil Liberties Union) VRDO	0.210%	12/1/09 LOC	4,090	4,090
New York City NY IDA (Queens Baseball Stadium)	6.125%	1/1/29 (12)	1,750	1,958
New York City NY IDA (Queens Baseball Stadium)	5.000%	1/1/31 (2)	20,640	19,434

New York Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York City NY IDA (Queens Baseball Stadium)	5.000%	1/1/39 (2)	2,875	2,598
New York City NY IDA (Queens Baseball Stadium)	6.375%	1/1/39 (12)	4,000	4,410
New York City NY IDA (Yankee Stadium)	0.000%	3/1/34 (12)	10,285	2,446
New York City NY IDA (Yankee Stadium)	0.000%	3/1/35 (12)	4,305	963
New York City NY IDA (Yankee Stadium)	5.000%	3/1/36 (14)	14,800	13,604
New York City NY IDA (Yankee Stadium)	7.000%	3/1/49 (12)	8,000	9,167
New York City NY IDA Special Fac. Rev.	5.000%	5/1/29	2,020	2,092
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.	4.000%	6/15/14	1,015	1,116
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.	0.000%	6/15/17	10,000	7,893
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.	5.375%	6/15/17	24,515	26,712
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.	0.000%	6/15/18	4,250	3,180
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.	0.000%	6/15/21	4,490	2,860
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.	5.000%	6/15/27	5,000	5,369
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.	5.000%	6/15/29	9,500	9,892
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.	5.000%	6/15/31	11,000	11,321
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.	4.500%	6/15/32	14,500	14,178
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.	5.250%	6/15/32	15,000	15,912
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.	4.750%	6/15/33	15,000	14,979
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.	5.125%	6/15/33 (14)	6,995	7,087
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.	4.750%	6/15/35	10,000	9,840
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.	5.000%	6/15/35	1,000	1,013
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.	5.000%	6/15/35	4,480	4,528
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.	5.000%	6/15/36	20,055	20,331
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.	4.500%	6/15/38	8,150	7,772
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.	4.750%	6/15/38	1,000	974
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.	5.000%	6/15/38	37,505	37,998
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.	5.000%	6/15/39	5,000	5,067
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.	5.250%	6/15/40	7,000	7,288
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.	5.500%	6/15/40	18,500	19,834
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.	5.750%	6/15/40	10,075	11,050
1 New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev. TOB VRDO	0.220%	12/1/09	7,485	7,485

New York Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev. VRDO	0.170%	12/1/09	8,900	8,900
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev. VRDO	0.250%	12/7/09	7,200	7,200
New York City NY Sales Tax Asset Receivable Corp.	5.000%	10/15/23 (14)	6,100	6,582
New York City NY Sales Tax Asset Receivable Corp.	5.000%	10/15/24 (14)	12,500	13,289
New York City NY Sales Tax Asset Receivable Corp.	5.000%	10/15/25 (14)	20,225	21,435
New York City NY Transitional Finance Auth. Rev.	5.750%	5/15/10 (Prere.)	930	963
New York City NY Transitional Finance Auth. Rev.	5.000%	1/15/11	4,750	4,978
New York City NY Transitional Finance Auth. Rev.	5.375%	2/1/11 (Prere.)	3,385	3,616
New York City NY Transitional Finance Auth. Rev.	5.375%	2/1/11 (Prere.)	7,310	7,809
New York City NY Transitional Finance Auth. Rev.	5.375%	2/1/11 (Prere.)	4,620	4,935
New York City NY Transitional Finance Auth. Rev.	5.500%	2/1/11 (Prere.)	8,680	9,282
New York City NY Transitional Finance Auth. Rev.	5.500%	2/1/11 (Prere.)	2,670	2,855
New York City NY Transitional Finance Auth. Rev.	5.500%	2/1/11 (Prere.)	2,955	3,160
New York City NY Transitional Finance Auth. Rev.	5.500%	11/1/11	4,000	4,298
New York City NY Transitional Finance Auth. Rev.	5.375%	2/15/12 (Prere.)	9,395	10,358
New York City NY Transitional Finance Auth. Rev.	5.250%	8/1/13	8,750	9,991
New York City NY Transitional Finance Auth. Rev.	5.500%	2/1/14	820	873
New York City NY Transitional Finance Auth. Rev.	5.500%	2/1/15	330	351
New York City NY Transitional Finance Auth. Rev.	5.500%	2/15/16	2,735	2,992
New York City NY Transitional Finance Auth. Rev.	5.000%	1/15/17	3,000	3,383
New York City NY Transitional Finance Auth. Rev.	5.000%	1/15/24 (14)	6,740	7,132
New York City NY Transitional Finance Auth. Rev.	5.000%	7/15/25 (14)	5,200	5,495
New York City NY Transitional Finance Auth. Rev.	5.250%	1/15/26	5,000	5,438
New York City NY Transitional Finance Auth. Rev.	5.000%	8/1/26	3,360	3,538
New York City NY Transitional Finance Auth. Rev.	5.000%	11/1/28	3,500	3,671
New York City NY Transitional Finance Auth. Rev.	5.000%	1/15/30	500	522
New York City NY Transitional Finance Auth. Rev.	5.000%	11/1/30	13,500	14,147
New York City NY Transitional Finance Auth. Rev.	5.000%	1/15/32	500	514
New York City NY Transitional Finance Auth. Rev.	5.125%	1/15/33	7,000	7,229
New York City NY Transitional Finance Auth. Rev.	5.125%	1/15/34	10,000	10,282
New York City NY Transitional Finance Auth. Rev.	4.750%	1/15/38	20,000	19,336
New York City NY Transitional Finance Auth. Rev.	5.250%	1/15/39	6,875	7,101
New York City NY Transitional Finance Auth.
Rev. Future Tax	5.375%	2/1/16	3,795	4,031
New York City NY Transitional Finance Auth.
Rev. Future Tax	5.250%	2/1/19 (14)	4,500	4,950
New York City NY Transitional Finance Auth.
Rev. Future Tax	5.000%	5/1/24	7,710	8,451
New York City NY Transitional Finance Auth.
Rev. Future Tax	5.000%	5/1/30	5,000	5,300
New York City NY Transitional Finance Auth.
Rev. Future Tax	5.000%	8/1/32	2,010	2,044
New York City NY Transitional Finance Auth.
Rev. VRDO	0.270%	12/7/09	12,600	12,600
New York State Dormitory Auth. Rev.	4.000%	2/15/11	2,190	2,273
New York State Dormitory Auth. Rev.	4.000%	2/15/12	2,230	2,363
New York State Dormitory Auth. Rev.	5.000%	2/15/13	3,085	3,414
New York State Dormitory Auth. Rev.	5.250%	2/15/19 (14)	2,420	2,619
New York State Dormitory Auth. Rev.	5.250%	2/15/20 (14)	2,555	2,741
New York State Dormitory Auth. Rev.	5.250%	2/15/21 (14)	1,680	1,788
New York State Dormitory Auth. Rev.	5.250%	2/15/22 (14)	2,825	2,990
New York State Dormitory Auth. Rev.	5.000%	2/15/23 (4)	5,980	6,398
New York State Dormitory Auth. Rev.	5.250%	2/15/23 (14)	1,120	1,180
New York State Dormitory Auth. Rev.	5.000%	2/15/25 (4)	2,735	2,893

New York Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York State Dormitory Auth. Rev.	5.000%	2/15/26 (4)	2,995	3,150
New York State Dormitory Auth. Rev.	5.000%	2/15/28 (4)	500	529
New York State Dormitory Auth. Rev.	5.000%	3/15/30	5,000	5,175
New York State Dormitory Auth. Rev.
(Albany Medical Center)	5.000%	8/15/18 (4)	16,215	17,311
New York State Dormitory Auth. Rev.
(Catholic Health)	5.500%	7/1/22 (14)	10,000	10,083
New York State Dormitory Auth. Rev. (City Univ.)	5.750%	7/1/11 (3)	3,930	4,075
New York State Dormitory Auth. Rev. (City Univ.)	5.750%	7/1/15 (14)	25,145	25,830
New York State Dormitory Auth. Rev. (City Univ.)	5.750%	7/1/16 (14)	7,255	7,446
New York State Dormitory Auth. Rev. (City Univ.)	5.500%	7/1/20 (14)	14,525	16,715
New York State Dormitory Auth. Rev. (City Univ.)	5.500%	7/1/23 (14)	7,915	9,051
New York State Dormitory Auth. Rev.
(Columbia Univ.)	5.125%	7/1/19	4,900	5,555
New York State Dormitory Auth. Rev.
(Columbia Univ.)	5.125%	7/1/19	5,100	5,504
New York State Dormitory Auth. Rev.
(Columbia Univ.)	5.125%	7/1/21	6,990	7,789
New York State Dormitory Auth. Rev.
(Cornell Univ.)	5.000%	7/1/31	6,905	7,232
New York State Dormitory Auth. Rev.
(Cornell Univ.)	5.000%	7/1/35	1,500	1,549
New York State Dormitory Auth. Rev.
(Cornell Univ.) VRDO	0.210%	12/1/09	4,900	4,900
New York State Dormitory Auth. Rev. (Court Fac.)	5.750%	5/15/10 (2)(Prere.)	21,370	22,124
New York State Dormitory Auth. Rev.
(Long Island Jewish)	5.000%	11/1/20	3,965	4,079
New York State Dormitory Auth. Rev.
(Long Island Jewish)	5.000%	11/1/21	4,035	4,125
New York State Dormitory Auth. Rev.
(Long Island Jewish)	5.000%	11/1/22	4,285	4,373
New York State Dormitory Auth. Rev.
(Long Island Jewish)	5.000%	11/1/26	5,495	5,489
New York State Dormitory Auth. Rev.
(Long Island Jewish)	5.000%	11/1/26	1,800	1,825
New York State Dormitory Auth. Rev.
(Mental Health Services)	5.875%	8/15/10 (4)(Prere.)	5	5
New York State Dormitory Auth. Rev.
(Mental Health Services)	5.875%	8/15/10 (4)(Prere.)	90	94
New York State Dormitory Auth. Rev.
(Mental Health Services)	5.875%	8/15/10 (4)(Prere.)	95	99
New York State Dormitory Auth. Rev.
(Mental Health Services)	5.875%	8/15/10 (4)(Prere.)	105	109
New York State Dormitory Auth. Rev.
(Mental Health Services)	5.875%	8/15/10 (4)(Prere.)	15	16
New York State Dormitory Auth. Rev.
(Mental Health Services)	5.875%	8/15/10 (4)(Prere.)	15	16
New York State Dormitory Auth. Rev.
(Mental Health Services)	5.875%	8/15/10 (4)(Prere.)	15	16
New York State Dormitory Auth. Rev.
(Mental Health Services)	5.000%	2/15/12	1,490	1,611
New York State Dormitory Auth. Rev.
(Mental Health Services)	5.000%	8/15/12	7,025	7,690
New York State Dormitory Auth. Rev.
(Mental Health Services)	5.000%	2/15/25 (14)	6,575	6,775

New York Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York State Dormitory Auth. Rev.
(Personal Income Tax)	5.000%	12/15/18	11,950	13,341
New York State Dormitory Auth. Rev.
(Personal Income Tax)	5.000%	3/15/22	10,070	10,906
New York State Dormitory Auth. Rev.
(Personal Income Tax)	5.000%	3/15/22	10,000	10,988
New York State Dormitory Auth. Rev.
(Personal Income Tax)	5.000%	3/15/23 (4)	4,200	4,455
New York State Dormitory Auth. Rev.
(Personal Income Tax)	5.000%	3/15/26 (2)	7,500	7,891
New York State Dormitory Auth. Rev.
(Personal Income Tax)	5.000%	3/15/28	2,225	2,380
New York State Dormitory Auth. Rev.
(Personal Income Tax)	5.000%	12/15/31	21,515	22,263
New York State Dormitory Auth. Rev.
(Personal Income Tax)	5.000%	3/15/32	11,000	11,324
New York State Dormitory Auth. Rev.
(Personal Income Tax)	5.000%	12/15/35	10,000	10,184
New York State Dormitory Auth. Rev.
(Personal Income Tax)	5.750%	3/15/36	10,000	11,028
New York State Dormitory Auth. Rev.
(Personal Income Tax)	5.000%	3/15/38	10,000	10,193
New York State Dormitory Auth. Rev.
(Personal Income Tax)	5.250%	3/15/38	10,000	10,410
New York State Dormitory Auth. Rev.
(Sloan-Kettering Cancer Center)	5.000%	7/1/30	34,500	35,315
New York State Dormitory Auth. Rev.
(St. Joseph’s Hosp.)	5.250%	7/1/18 (14)	6,700	6,703
New York State Dormitory Auth. Rev.
(State Univ. Dormitory Facs.)	5.000%	7/1/32	10,000	10,138
New York State Dormitory Auth. Rev. (State Univ.)	6.000%	5/15/12 (14)	16,160	16,709
New York State Dormitory Auth. Rev. (State Univ.)	5.250%	5/15/13	5,000	5,379
New York State Dormitory Auth. Rev. (State Univ.)	6.000%	5/15/13 (14)	17,285	17,848
New York State Dormitory Auth. Rev. (State Univ.)	5.750%	5/15/17 (4)	3,750	4,455
New York State Dormitory Auth. Rev. (State Univ.)	5.500%	5/15/21 (14)	3,000	3,437
New York State Dormitory Auth. Rev.
(Supported Debt - The New School)	5.000%	7/1/31 (14)	8,765	8,863
New York State Dormitory Auth. Rev.
(Supported Debt - The New School)	5.000%	7/1/36 (14)	6,190	6,127
New York State Dormitory Auth. Rev.
(Supported Debt Court)	5.500%	5/15/26 (2)	10,140	11,272
New York State Dormitory Auth. Rev.
(Supported Debt Court)	5.000%	7/1/35	13,000	13,108
New York State Dormitory Auth. Rev.
(The New York & Presbyterian Hosp.)	5.500%	2/1/10 (2)	6,330	6,381
New York State Dormitory Auth. Rev.
(Vassar Brothers Hosp.)	5.250%	7/1/17 (4)	8,025	8,047
New York State Dormitory Auth. Rev.
(Vassar Brothers Hosp.)	5.375%	7/1/25 (4)	7,000	7,023
New York State Dormitory Auth. Rev. (Yeshiva Univ.)	5.250%	7/1/19 (2)	2,425	2,633
New York State Dormitory Auth. Rev. (Yeshiva Univ.)	5.250%	7/1/21 (2)	1,750	1,848
New York State Dormitory Auth. Rev. (Yeshiva Univ.)	5.250%	7/1/22 (2)	3,425	3,600
New York State Dormitory Auth. Rev. Non State
Supported Debt (Columbia Univ.)	5.000%	7/1/13	2,375	2,701

New York Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York State Dormitory Auth. Rev. Non State
Supported Debt (Fashion Institute of
Technology Student Housing Corp.)	5.250%	7/1/26 (14)	6,105	6,338
New York State Dormitory Auth. Rev. Non State
Supported Debt (Fashion Institute of Technology
Student Housing Corp.)	5.250%	7/1/29 (14)	5,970	6,080
New York State Dormitory Auth. Rev. Non State
Supported Debt (Fashion Institute of Technology
Student Housing Corp.)	5.250%	7/1/31 (14)	10,000	9,974
New York State Dormitory Auth. Rev. Non State
Supported Debt (Fashion Institute of Technology
Student Housing Corp.)	5.250%	7/1/34 (14)	8,000	7,784
New York State Dormitory Auth. Rev. Non State
Supported Debt (Fordham Univ.)	5.000%	7/1/33 (12)	5,670	5,785
New York State Dormitory Auth. Rev. Non State
Supported Debt (Fordham Univ.)	5.000%	7/1/38 (12)	3,000	3,029
New York State Dormitory Auth. Rev. Non State
Supported Debt (Hudson Valley Hosp.)	5.000%	8/15/27 (4)	4,675	4,922
New York State Dormitory Auth. Rev. Non State
Supported Debt (Hudson Valley Hosp.)	5.000%	8/15/36 (4)	3,575	3,646
New York State Dormitory Auth. Rev. Non State
Supported Debt (Long Island Jewish
Obligated Group)	5.000%	5/1/32	6,500	6,180
New York State Dormitory Auth. Rev. Non State
Supported Debt (Mount Sinai School of Medicine
of New York Univ.)	5.000%	7/1/35 (14)	13,875	13,580
New York State Dormitory Auth. Rev. Non State
Supported Debt (Mount Sinai School of Medicine
of New York Univ.)	4.500%	7/1/37 (14)	11,920	10,436
New York State Dormitory Auth. Rev. Non State
Supported Debt (Muni. Fac. Health)	5.000%	1/15/13	8,440	9,303
New York State Dormitory Auth. Rev. Non State
Supported Debt (New York Univ. Hosp.)	5.000%	7/1/22	8,000	7,760
New York State Dormitory Auth. Rev. Non State
Supported Debt (New York Univ. Hosp.)	5.000%	7/1/29	5,000	5,223
New York State Dormitory Auth. Rev. Non State
Supported Debt (New York Univ.)	5.000%	7/1/38	15,700	15,962
New York State Dormitory Auth. Rev. Non State
Supported Debt (Pratt Institute)	5.000%	7/1/16 (12)	750	854
New York State Dormitory Auth. Rev. Non State
Supported Debt (Pratt Institute)	5.000%	7/1/18 (12)	570	643
New York State Dormitory Auth. Rev. Non State
Supported Debt (Pratt Institute)	5.000%	7/1/29 (12)	3,750	3,933
New York State Dormitory Auth. Rev. Non State
Supported Debt (School Dist. Financing Program)	4.000%	10/1/12 (4)	3,130	3,366
New York State Dormitory Auth. Rev. Non State
Supported Debt (School Dist. Financing Program)	5.000%	10/1/13 (4)	1,000	1,126
New York State Dormitory Auth. Rev. Non State
Supported Debt (St. John’s Univ.)	5.250%	7/1/32 (14)	20,000	20,540
New York State Dormitory Auth. Rev. Non State
Supported Debt (St. John’s Univ.) VRDO	0.220%	12/7/09 LOC	10,900	10,900
New York State Dormitory Auth. Rev. Non State
Supported Debt (St. Lawrence Univ.)	5.000%	7/1/14	16,000	17,502
New York State Dormitory Auth. Rev. Non State
Supported Debt (Univ. of Rochester)	5.000%	7/1/32	8,405	8,495

New York Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York State Dormitory Auth. Rev. Non State
Supported Debt (Vassar College)	5.000%	7/1/46	15,000	15,198
New York State Dormitory Auth. Rev. State
Supported Debt	5.500%	2/15/17	10,000	11,445
New York State Dormitory Auth. Rev. State
Supported Debt	5.000%	7/1/18	2,000	2,251
New York State Dormitory Auth. Rev. State
Supported Debt	5.000%	10/1/20 (12)	1,500	1,667
New York State Dormitory Auth. Rev. State
Supported Debt	5.000%	10/1/21 (12)	2,500	2,744
New York State Dormitory Auth. Rev. State
Supported Debt	5.000%	7/1/34	5,000	5,244
New York State Dormitory Auth. Rev. State
Supported Debt (City Univ.)	5.000%	7/1/25	4,670	4,937
New York State Dormitory Auth. Rev. VRDO	0.220%	12/7/09 LOC	4,730	4,730
New York State Energy Research &
Dev. Auth. PCR (New York Electric & Gas) ARS	3.245%	1/19/10 (14)	10,000	10,022
New York State Energy Research & Dev.
Auth. PCR (Rochester Gas & Electric Corp.) PUT	5.000%	8/1/16 (14)	7,750	7,918
2 New York State Environmental Fac. Corp. Rev.
(Clean Water & Drinking Revolving Funds)	5.250%	6/15/16	3,095	3,396
New York State Environmental Fac. Corp. Rev.
(Clean Water & Drinking Revolving Funds)	5.250%	6/15/19	11,335	12,348
New York State Environmental Fac. Corp. Rev.
(Clean Water & Drinking Revolving Funds)	5.000%	6/15/22	5,450	5,953
New York State Environmental Fac. Corp. Rev.
(Clean Water & Drinking Revolving Funds)	5.000%	6/15/25	4,540	4,897
New York State Environmental Fac. Corp. Rev.
(Clean Water & Drinking Revolving Funds)	4.750%	6/15/32	12,240	12,348
New York State Environmental Fac. Corp. Rev.
(Clean Water & Drinking Revolving Funds)	5.000%	6/15/34	5,000	5,097
New York State Environmental Fac. Corp. Rev.
(Clean Water & Drinking Revolving Funds)	5.000%	6/15/34	5,000	5,097
New York State Environmental Fac. Corp. Rev.
(Clean Water & Drinking Revolving Funds)	5.000%	10/15/35	5,815	5,964
New York State Environmental Fac. Corp. Rev.
(Clean Water & Drinking Revolving Funds)	5.000%	6/15/37	2,375	2,441
New York State Environmental Fac. Corp. Rev.
(Clean Water & Drinking Revolving Funds)	5.000%	6/15/37	7,500	7,657
New York State Environmental Fac. Corp. Rev.
(Personal Income Tax)	5.250%	12/15/24	8,000	8,881
1 New York State Environmental Fac. Corp.
Water & Sewer System Rev. TOB VRDO	0.220%	12/1/09	1,000	1,000
New York State Housing Finance Agency Rev.
(Personal Income Tax)	5.000%	3/15/38	15,245	15,500
New York State Local Govt. Assistance Corp.	5.000%	4/1/13	9,390	10,562
New York State Local Govt. Assistance Corp.	5.000%	4/1/13 (4)	3,625	4,086
New York State Local Govt. Assistance Corp.	5.500%	4/1/17	2,015	2,363
3 New York State Mortgage Agency Rev.	4.750%	11/1/24	11,890	11,946
New York State Muni. Bond Bank Agency
Special School Purpose Rev.	5.500%	12/1/12	6,955	7,692
New York State Thruway Auth. Rev.	5.000%	1/1/26 (14)	4,695	4,950
New York State Thruway Auth. Rev.	5.000%	1/1/27 (14)	2,000	2,097
New York State Thruway Auth. Rev.	5.000%	1/1/28 (14)	2,500	2,606
New York State Thruway Auth. Rev.
(Highway & Bridge Trust Fund)	5.000%	4/1/13	2,790	3,119

New York Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York State Thruway Auth. Rev.
(Highway & Bridge Trust Fund)	5.250%	4/1/13 (2)	1,000	1,126
New York State Thruway Auth. Rev.
(Highway & Bridge Trust Fund)	5.000%	4/1/14	4,010	4,544
New York State Thruway Auth. Rev.
(Highway & Bridge Trust Fund)	5.500%	4/1/14 (2)	32,400	35,566
New York State Thruway Auth. Rev.
(Highway & Bridge Trust Fund)	5.000%	4/1/15	6,450	7,351
New York State Thruway Auth. Rev.
(Highway & Bridge Trust Fund)	5.000%	4/1/16	5,050	5,669
New York State Thruway Auth. Rev.
(Highway & Bridge Trust Fund)	5.000%	4/1/18 (2)	24,500	27,086
New York State Thruway Auth. Rev.
(Highway & Bridge Trust Fund)	5.500%	4/1/20 (2)	5,000	5,759
New York State Thruway Auth. Rev.
(Highway & Bridge Trust Fund)	5.000%	4/1/25 (2)	9,500	9,973
New York State Thruway Auth. Rev.
(Highway & Bridge Trust Fund)	5.000%	4/1/28	9,000	9,529
New York State Thruway Auth. Rev.
(Personal Income Tax)	4.000%	3/15/14	2,500	2,752
New York State Thruway Auth. Rev.
(Personal Income Tax)	5.250%	3/15/19	10,765	12,506
New York State Thruway Auth. Rev.
(Personal Income Tax)	5.000%	3/15/22	7,570	8,356
New York State Urban Dev. Corp. Rev.	5.000%	1/1/12	5,000	5,368
New York State Urban Dev. Corp. Rev.	5.000%	1/1/14	13,000	14,496
New York State Urban Dev. Corp. Rev.	5.000%	1/1/15	5,000	5,609
New York State Urban Dev. Corp. Rev.	5.000%	1/1/16	10,000	11,152
New York State Urban Dev. Corp. Rev.	5.250%	1/1/17	2,095	2,381
New York State Urban Dev. Corp. Rev.
(Personal Income Tax)	5.000%	3/15/23 (4)	7,860	8,336
New York State Urban Dev. Corp. Rev.
(Personal Income Tax)	5.000%	3/15/37	7,000	7,115
New York State Urban Dev. Corp. Rev.
(Personal Income Tax) GO	5.500%	3/15/23 (14)	6,000	7,121
New York State Urban Dev. Corp. Rev.
(Service Contract)	5.250%	1/1/24	10,000	10,735
Niagara Falls NY Bridge Comm. Rev.	5.250%	10/1/15 (14)	4,295	4,563
Niagara Falls NY Bridge Comm. Rev.	6.250%	10/1/20 (14)	8,685	10,459
Niagara Falls NY Bridge Comm. Rev.	6.250%	10/1/21 (14)	9,230	11,195
North Hempstead NY GO	6.400%	4/1/11 (14)	2,075	2,232
Oyster Bay NY GO	5.000%	2/15/18	1,500	1,754
Port Auth. of New York & New Jersey Rev.	5.000%	8/15/28 (4)	10,000	10,630
Port Auth. of New York & New Jersey Rev.	5.000%	7/15/30	5,940	6,168
Port Auth. of New York & New Jersey Rev.	4.750%	11/15/32	9,900	9,989
Port Auth. of New York & New Jersey Rev.	4.750%	7/15/33	9,800	9,882
Port Auth. of New York & New Jersey Rev.	5.000%	7/15/33	6,990	7,164
Port Auth. of New York & New Jersey Rev.	5.000%	9/1/38	12,590	12,771
St. Lawrence County NY Individual Dev. Civic Fac.
Rev. (St. Lawrence Univ.)	5.000%	10/1/16	3,510	3,897
Suffolk County NY Water Auth. Rev.	5.250%	6/1/10 (2)(ETM)	3,790	3,886
Suffolk County NY Water Auth. Rev.	5.250%	6/1/11 (2)(ETM)	2,380	2,551
Suffolk County NY Water Auth. Rev.	5.250%	6/1/12 (2)(ETM)	4,290	4,772
Suffolk County NY Water Auth. Rev.	5.250%	6/1/17 (2)(ETM)	1,695	1,907
Tobacco Settlement Asset
Securitization Corp. Inc. New York	4.750%	6/1/22	3,245	3,078

New York Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tobacco Settlement Asset
Securitization Corp. Inc. New York	5.000%	6/1/34	3,000	2,436
Tobacco Settlement Asset
Securitization Corp. Inc. New York	5.125%	6/1/42	14,160	11,207
Tobacco Settlement Financing Corp. New York Rev.	5.000%	6/1/10	7,500	7,663
Tobacco Settlement Financing Corp. New York Rev.	4.000%	6/1/12	20,000	21,330
Triborough Bridge & Tunnel Auth. New York Rev.	5.000%	11/15/12	2,715	3,028
Triborough Bridge & Tunnel Auth. New York Rev.	5.000%	11/15/13	6,465	7,358
Triborough Bridge & Tunnel Auth. New York Rev.	5.250%	1/1/15	2,930	3,144
Triborough Bridge & Tunnel Auth. New York Rev.	5.250%	11/15/15	9,500	11,095
Triborough Bridge & Tunnel Auth. New York Rev.	5.250%	1/1/16	2,500	2,682
Triborough Bridge & Tunnel Auth. New York Rev.	5.250%	1/1/18	2,330	2,489
Triborough Bridge & Tunnel Auth. New York Rev.	5.250%	11/15/18	185	204
Triborough Bridge & Tunnel Auth. New York Rev.	5.250%	11/15/19	43,025	47,155
Triborough Bridge & Tunnel Auth. New York Rev.	5.500%	11/15/21 (14)	5,000	5,905
Triborough Bridge & Tunnel Auth. New York Rev.	5.000%	11/15/28	2,675	2,860
Triborough Bridge & Tunnel Auth. New York Rev.	5.000%	11/15/32 (14)	3,150	3,193
Triborough Bridge & Tunnel Auth. New York Rev.	5.000%	11/15/33	3,385	3,486
Triborough Bridge & Tunnel Auth. New York Rev.	5.000%	11/15/37	13,310	13,576
Triborough Bridge & Tunnel Auth. New York Rev.	5.250%	11/15/38	25,000	26,092
Triborough Bridge & Tunnel Auth.
New York Rev. VRDO	0.220%	12/7/09	3,100	3,100
Troy County NY IDA Civic Fac. Rev.
(Rensselaer Polytechnic Institute Project) VRDO	0.230%	12/7/09 LOC	31,000	31,000
United Nations Dev. Corp. New York Rev.	5.000%	7/1/20	3,340	3,624
				2,893,464
Puerto Rico (2.7%)
Puerto Rico Electric Power Auth. Rev.	5.375%	7/1/12 (14)(Prere.)	6,500	7,330
Puerto Rico Electric Power Auth. Rev.	5.250%	7/1/15 (14)	5,000	5,044
Puerto Rico Electric Power Auth. Rev.	5.375%	7/1/16 (14)	16,345	17,142
Puerto Rico GO	5.500%	7/1/13 (3)	6,000	6,396
Puerto Rico GO	5.500%	7/1/20 (3)	6,305	6,491
Puerto Rico GO	5.500%	7/1/21 (14)	12,005	12,442
Puerto Rico Infrastructure
Financing Auth. Special Tax Rev.	5.500%	7/1/27 (3)	6,230	6,188
Puerto Rico Muni. Finance Agency	5.250%	8/1/17 (4)	4,000	4,162
Puerto Rico Public Finance Corp.	6.000%	8/1/26 (ETM)	860	1,068
Puerto Rico Sales Tax Financing Corp. Rev.	6.000%	8/1/42	5,000	5,121
Puerto Rico Sales Tax Financing Corp. Rev.	6.500%	8/1/44	8,000	8,439
				79,823
Virgin Islands (0.2%)
Virgin Islands Public Finance Auth. Rev.	5.000%	10/1/11	2,000	2,095
Virgin Islands Public Finance Auth. Rev.	5.250%	10/1/23	2,000	2,019
Virgin Islands Public Finance Auth. Rev.	5.000%	10/1/25	2,100	2,080
				6,194
Total Tax-Exempt Municipal Bonds (Cost $2,893,266)				2,979,481
Other Assets and Liabilities (0.2%)
Other Assets				42,227
Liabilities				(36,656)
				5,571
Net Assets (100%)				2,985,052

New York Long-Term Tax-Exempt Fund

At November 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	2,965,730
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(66,752)
Unrealized Appreciation (Depreciation)
Investment Securities	86,215
Futures Contracts	(141)
Net Assets	2,985,052

Investor Shares—Net Assets
Applicable to 66,546,680 outstanding $.001 par value shares of beneficial
interest (unlimited authorization)	732,361
Net Asset Value Per Share—Investor Shares	$11.01

Admiral Shares—Net Assets
Applicable to 204,693,238 outstanding $.001 par value shares of beneficial
interest (unlimited authorization)	2,252,691
Net Asset Value Per Share—Admiral Shares	$11.01

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2009, the aggregate value of these securities was 8,485,000, representing 0.3% of net assets.
2 Securities with a value of $1,865,000 have been segregated as initial margin for open futures contracts.
3 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2009.
See accompanying Notes, which are an integral part of the Financial Statements.
A key to abbreviations and other references follows the Statement of Net Assets.

New York Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corp.
(13) Berkshire Hathaway Assurance Corp.
(14) National Public Finance Guarantee Corp.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

New York Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2009
($000)
Investment Income
Income
Interest	121,271
Total Income	121,271
Expenses
The Vanguard Group—Note B
Investment Advisory Services	272
Management and Administrative—Investor Shares	1,075
Management and Administrative—Admiral Shares	1,732
Marketing and Distribution—Investor Shares	198
Marketing and Distribution—Admiral Shares	512
Custodian Fees	26
Auditing Fees	24
Shareholders’ Reports and Proxies—Investor Shares	38
Shareholders’ Reports and Proxies—Admiral Shares	14
Trustees’ Fees and Expenses	4
Total Expenses	3,895
Net Investment Income	117,376
Realized Net Gain (Loss)
Investment Securities Sold	(29,717)
Futures Contracts	(6,328)
Realized Net Gain (Loss)	(36,045)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	258,593
Futures Contracts	2,471
Change in Unrealized Appreciation (Depreciation)	261,064
Net Increase (Decrease) in Net Assets Resulting from Operations	342,395

See accompanying Notes, which are an integral part of the Financial Statements.

New York Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	117,376	119,541
Realized Net Gain (Loss)	(36,045)	(28,003)
Change in Unrealized Appreciation (Depreciation)	261,064	(227,270)
Net Increase (Decrease) in Net Assets Resulting from Operations	342,395	(135,732)
Distributions
Net Investment Income
Investor Shares	(28,896)	(29,655)
Admiral Shares	(88,480)	(89,886)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(117,376)	(119,541)
Capital Share Transactions
Investor Shares	36,260	22,282
Admiral Shares	121,346	165,425
Net Increase (Decrease) from Capital Share Transactions	157,606	187,707
Total Increase (Decrease)	382,625	(67,566)
Net Assets
Beginning of Period	2,602,427	2,669,993
End of Period	2,985,052	2,602,427

See accompanying Notes, which are an integral part of the Financial Statements.

New York Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.13	$11.09	$11.44	$11.27	$11.45
Investment Operations
Net Investment Income	.442	.463	.486	.486	.486
Net Realized and Unrealized Gain (Loss)
on Investments	.880	(.960)	(.315)	.243	(.141)
Total from Investment Operations	1.322	(.497)	.171	.729	.345
Distributions
Dividends from Net Investment Income	(.442)	(.463)	(.486)	(.486)	(.486)
Distributions from Realized Capital Gains	—	—	(.035)	(.073)	(.039)
Total Distributions	(.442)	(.463)	(.521)	(.559)	(.525)
Net Asset Value, End of Period	$11.01	$10.13	$11.09	$11.44	$11.27

Total Return[1]	13.26%	–4.63%	1.57%	6.68%	3.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$732	$639	$680	$671	$686
Ratio of Total Expenses to
Average Net Assets	0.20%	0.15%	0.15%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	4.13%	4.28%	4.36%	4.33%	4.23%
Portfolio Turnover Rate	29%	38%	10%	9%	12%
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

New York Long-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.13	$11.09	$11.44	$11.27	$11.45
Investment Operations
Net Investment Income	.451	.470	.494	.495	.494
Net Realized and Unrealized Gain (Loss)
on Investments	.880	(.960)	(.315)	.243	(.141)
Total from Investment Operations	1.331	(.490)	.179	.738	.353
Distributions
Dividends from Net Investment Income	(.451)	(.470)	(.494)	(.495)	(.494)
Distributions from Realized Capital Gains	—	—	(.035)	(.073)	(.039)
Total Distributions	(.451)	(.470)	(.529)	(.568)	(.533)
Net Asset Value, End of Period	$11.01	$10.13	$11.09	$11.44	$11.27

Total Return	13.35%	–4.56%	1.64%	6.76%	3.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,253	$1,963	$1,990	$1,799	$1,575
Ratio of Total Expenses to
Average Net Assets	0.12%	0.08%	0.08%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	4.21%	4.35%	4.43%	4.40%	4.31%
Portfolio Turnover Rate	29%	38%	10%	9%	12%

See accompanying Notes, which are an integral part of the Financial Statements.

New York Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard New York Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and

New York Long-Term Tax-Exempt Fund

distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2009, the fund had contributed capital of $621,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.25% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of November 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	2,979,481	—
Futures Contracts—Liabilities[1]	(5)	—	—
Total	(5)	2,979,481	—
1 Represents variation margin on the last day of the reporting period.

At November 30, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
10-Year U.S. Treasury Note/Bond	March 2010	(68)	8,156	(109)
30-Year U.S. Treasury Note/Bond	March 2010	(13)	1,595	(32)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

New York Long-Term Tax-Exempt Fund

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at November 30, 2009, the fund had available capital loss carryforwards totaling $63,999,000 to offset future net capital gains of $103,000 through November 30, 2015, $32,349,000 through November 30, 2016, and $31,547,000 through November 30, 2017.

The fund had realized losses totaling $2,893,000 through November 30, 2009, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At November 30, 2009, the cost of investment securities for tax purposes was $2,896,159,000. Net unrealized appreciation of investment securities for tax purposes was $83,322,000, consisting of unrealized gains of $105,646,000 on securities that had risen in value since their purchase and $22,324,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended November 30, 2009, the fund purchased $964,402,000 of investment securities and sold $775,045,000 of investment securities, other than U.S. government securities and temporary cash investments.

F. Capital share transactions for each class of shares were:
			Year Ended November 30,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	231,884	21,706	248,014	22,978
Issued in Lieu of Cash Distributions	23,282	2,170	23,902	2,232
Redeemed	(218,906)	(20,459)	(249,634)	(23,378)
Net Increase (Decrease)—Investor Shares	36,260	3,417	22,282	1,832
Admiral Shares
Issued	529,920	49,697	713,149	66,116
Issued in Lieu of Cash Distributions	63,550	5,923	67,204	6,276
Redeemed	(472,124)	(44,799)	(614,928)	(57,899)
Net Increase (Decrease)—Admiral Shares	121,346	10,821	165,425	14,493

G. In preparing the financial statements as of November 30, 2009, management considered the impact of subsequent events occurring through January 11, 2010, for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard New York Tax-Free Funds and the Shareholders of Vanguard New York Tax-Exempt Money Market Fund and Vanguard New York Long-Term Tax-Exempt Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard New York Tax-Exempt Money Market Fund and Vanguard New York Long-Term Tax-Exempt Fund (constituting Vanguard New York Tax-Free Funds, hereafter referred to as the “Funds”) at November 30, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2009 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 11, 2010

Special 2009 tax information (unaudited) for Vanguard New York Tax-Exempt Funds

This information for the fiscal year ended November 30, 2009, is included pursuant to provisions of the Internal Revenue Code.

Each fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
New York Tax-Exempt Fund	5/31/2009	11/30/2009	Period[1]
Based on Actual Fund Return
Money Market	$1,000.00	$1,000.70	$0.85
Long-Term
Investor Shares	1,000.00	1,045.01	1.03
Admiral Shares	1,000.00	1,045.43	0.62
Based on Hypothetical 5% Yearly Return
Money Market	$1,000.00	$1,024.22	$0.86
Long-Term
Investor Shares	1,000.00	1,024.07	1.01
Admiral Shares	1,000.00	1,024.47	0.61

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the New York Tax-Exempt Money Market Fund, 0.17%; for the New York Long-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with AAA indicating the most creditworthy bond issuers and MIG-1, A-1+, SP-1+, and F-1+ indicating the most creditworthy issuers of money market securities.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission. For other funds, 30-day SEC yield is derived using a formula specified by the commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 163 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees[1]	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the Maxwell
School of Citizenship and Public Affairs at Syracuse	Kathryn J. Hyatt
University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
F. Joseph Loughrey	The Vanguard Group, Inc.; Treasurer of each of the
Born 1949. Trustee Since October 2009. Principal	investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President and	Group since 2008; Assistant Treasurer of each of the
Chief Operating Officer since 2005 (retired 2009) and	investment companies served by The Vanguard Group
Vice Chairman of the Board (2008–2009) of Cummins	(1988–2008).
Inc. (industrial machinery); Director of SKF AB (industrial
machinery), Hillenbrand, Inc. (specialized consumer	Heidi Stam
services), Sauer-Danfoss Inc. (machinery), the Lumina	Born 1956. Secretary Since July 2005. Principal
Foundation for Education, and the Columbus Community	Occupation(s) During the Past Five Years: Managing
Education Coalition; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: George Gund	of The Vanguard Group (1997–2006).
Professor of Finance and Banking, Harvard Business
School; Chair of the Investment Committee of HighVista
Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman of	Founder
the Federal Reserve Bank of Cleveland; Trustee of
University Hospitals of Cleveland, The Cleveland	John C. Bogle
Museum of Art, and Case Western Reserve University.	Chairman and Chief Executive Officer, 1974–1996

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School
of Business Administration at Dartmouth College.

1 These individuals are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-749-7273	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
CFA® is a trademark owned by CFA Institute.	To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q760 012010

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2009: $43,000
Fiscal Year Ended November 30, 2008: $42,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2009: $3,354,640
Fiscal Year Ended November 30, 2008: $3,055,590

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2009: $876,210
Fiscal Year Ended November 30, 2008: $626,240

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended November 30, 2009: $423,070
Fiscal Year Ended November 30, 2008: $230,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended November 30, 2009: $0
Fiscal Year Ended November 30, 2008: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2009: $423,070
Fiscal Year Ended November 30, 2008: $230,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD NEW YORK TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD NEW YORK TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 25, 2010

VANGUARD NEW YORK TAX-FREE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 25, 2010

*By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on July 24, 2009, see File Number 2-88373, and a Power of Attorney filed on October 16, 2009, see File Number 2-52698, both Incorporated by Reference.